UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

March 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Large-Cap Value Fund	NSLAX	NSLCX	NLCVX	NSLIX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small-Mid Cap Core Fund	NSSAX	NSSCX	NSMFX	NSSIX
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Optimized Alpha Fund	NOPAX	NOPCX	NOPEX	NOPRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the U.S. and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the U.S., strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer with little progress being made to deal with them.

During the last year, investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 18, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature management by Symphony Asset Management LLC, an affiliate of Nuveen Investments. Gunther Stein, Director of Investment Strategies at Symphony, and Ross Sakamoto, CFA, serve as portfolio managers for all the Funds. Gunther and Ross have 27 and 24 years of investment management experience, respectively. We recently spoke with Gunther and Ross about key investment strategies and Fund performance for the six-month period ended March 31, 2012.

How did the Funds perform during the six-month period ended March 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds (Class A Shares at net asset value) for the six-month, one-year, five-year and since inception periods ending March 31, 2012. The tables also compare the Funds’ returns to comparative market indexes and Lipper classification averages. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund, and how did this strategy affect the Fund’s performance for the six-month period ended March 31, 2012?

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies, such as those with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

During the reporting period, the Fund’s technology and consumer discretionary holdings contributed positively to performance. One of our top performing stocks included Apple, Inc. Apple’s new iPhone and iPad have had success beyond street expectations.

Nuveen Investments	5

Moreover, the company announced it would begin paying a dividend and institute a share repurchase program this year. The last time the company paid a dividend was in 1995. Another positive contributor to performance was priceline.com Incorporated, which operates a website that allows customers to name their own price for services such as flight and hotel reservations. The stock was up over 50% during the first quarter 2012 with revenue and earnings per share above expectations. The Fund also benefited from having an underweight exposure versus the comparative market benchmark to Amazon.com, Inc., whose stock price was down 20% during the fourth quarter 2011. The Fund trimmed its position in Amazon ahead of the weaker than expected earnings announcement.

We had several positions which negatively impacted performance, including Superior Energy Services, Inc., an oilfield services and equipment company serving onshore and offshore oil and gas drilling projects globally. Shares underperformed as concerns about oversupply in the North American pressure pumping business coincided with a sharp decline in natural gas prices. Also underperforming was Hershey Foods Corporation, which manufactures chocolate and sugar confectionary products. The company reported fourth quarter 2011 results in-line with consensus expectations; however, gross margins declined due to an increase in overhead costs. As a result, the company issued conservative 2012 earnings per share guidance. Finally, Baxter International, Inc. detracted from performance. Baxter develops technologies that are used by hospitals and other medical providers. Share prices were weak due to growing investor concern that analysts’ expectations for 2012 were too high.

Nuveen Symphony Large-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) slightly underperformed the Russell 1000 Value Index and slightly outperformed the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide long-term capital appreciation by investing in large capitalization value stocks selected through a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. For the period, our investment strategy focused on avoiding credit sensitive companies with high financial leverage and vulnerable capital structures. Instead, we looked for market leaders with strong cash flow generation and conservative management.

During the reporting period, our energy and industrials holdings contributed positively to performance. El Paso Corporation, an interstate gas pipeline operator, had an increased share price as pipeline transportation company Kinder Morgan announced a deal to acquire the company. The El Paso position was sold before the end of the period. Another positive performer included LyondellBasell Industries, one of the world’s largest plastics, chemical, and refining companies. Share prices were high during the period based on a 40% price decline in its major raw material, ethane.

6	Nuveen Investments

The consumer discretionary and health care sectors contributed to the Fund’s slight underperformance. Hershey Foods Corporation, which manufactures chocolate and sugar confectionary products, reported fourth quarter 2011 results in-line with consensus expectations; however, gross margins declined due to an increase in overhead costs. As a result, the company issued conservative 2012 earnings per share guidance. Watson Pharmaceuticals Inc. also underperformed. The company launched its generic version of Pfizer’s Lipitor, one of the top-selling global drugs over the past decade. The stock had significantly outperformed the market, so investors sold shares to realize profits prior to the generic drug’s release. Since the generic launch there has been a greater than anticipated competitive landscape with Teva Pharmaceuticals, who also announced a late-entry into the generic Lipitor space.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell Midcap Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide long-term capital appreciation by investing in mid-capitalization core equities using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Stock selection in the energy and technology sectors contributed positively to performance. One such position was Continental Resources Inc., an oil and gas exploration and production company with primary operations in the rocky mountains and gulf coast regions. The stock price increased when the company reported production numbers that exceeded expectations. The stock also benefited from the rise in oil prices during the fourth quarter 2012. Also enhancing performance was Skyworks Solutions Inc., a wireless semiconductor company that designs and manufactures radio frequency and power amplifier components for mobile phones. In January 2012, Skyworks announced solid quarterly earnings, in contrast to the rest of the semiconductor group. As the market share leader in front-end modules for smartphones, they anticipate a faster shift toward single chip solutions that have multiple frequencies/bands for a smartphone. They currently have exposure to Apple, but anticipate more content in the new iPhone and future generations of the iPad.

Our stock selection in the health care and consumer discretionary sectors slightly detracted from the Fund’s overall performance during the reporting period. Watson Pharmaceuticals Inc. launched its generic version of Pfizer’s Lipitor, one of the top-selling global drugs over the past decade. The stock had significantly outperformed the market, so investors sold shares to realize profits prior to the generic drug’s release. Since the generic launch there has been a greater than anticipated competitive landscape with Teva Pharmaceuticals,

Nuveen Investments	7

who also announced a late-entry into the generic Lipitor space. Also underperforming was Hershey Foods Corporation, which manufactures chocolate and sugar confectionary products. The company reported fourth quarter 2011 results in-line with consensus expectations; however, gross margins declined due to an increase in overhead costs. As a result, the company issued conservative 2012 earnings per share guidance.

Nuveen Symphony Small-Mid Cap Core Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2500 Index, but outperformed the Lipper Mid-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide long-term capital appreciation by investing in small- and mid-capitalization core stocks using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

During the reporting period, the Fund benefited from stock selection in the trading company and consumer discretionary sectors. United Rentals Inc., the largest equipment rental company in the U.S., saw share prices increase when the company announced they were acquiring RSC Holdings Inc., a competitor with heavier concentration in sales to higher margin industrial customers. We believe this to be a sound strategic acquisition, as the combined company may potentially realize significant revenue and cost synergies. Also enhancing performance was our position in Prestige Brands Holdings Inc., a distributor of over-the-counter health care and cleaning products to retail stores. Mexican based Genomma Lab Internacional went public with a bid to buy Prestige at a premium price. We sold our shares following the announcement to realize gains.

Holdings in the consumer staples and financial sectors detracted from the Fund’s overall performance. Diamond Foods Inc., a maker of various snack foods, negatively impacted performance. Share prices declined sharply after an announced investigation regarding its accounting for payments to walnut growers. Given the lack of visibility into this issue, we concluded the risks outweighed the rewards and liquidated our position during the reporting period. Also negatively impacting performance was Walter Investment Management Corporation, a mortgage servicing provider whose shares declined due to some concern over the valuation of a recent acquisition. There has also been negative sentiment towards mortgage related stocks related to potential settlements, although we believe this issue should have a negligible impact on the company.

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the MSCI EAFE Index and the Lipper International Large-Cap Growth Funds Classification Average during the reporting period.

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The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. Stocks are selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices.

The Fund’s positions in Japan and the Netherlands contributed positively to performance during the reporting period. The Fund had an underweight position in Japan. This benefited results because the U.S. dollar-denominated MSCI Japan Index underperformed the benchmark MSCI EAFE Index, primarily due to the depreciation of the Japanese yen against the U.S. dollar. The yen had appreciated in 2011 as investors sought safety, but the currency depreciated sharply in February and March 2012 as the market was more willing to take on risk. Stock selections within the Netherlands, including ASML Holding and Sensata Technologies Holdings, also enhanced performance. The ASML position was sold before the end of the period. Other top performers in the materials and electronics sectors included Umicore, a materials technology group with business activities focused on catalysis, energy materials, performance materials, and non-ferrous metals recycling. As the economic outlook improved during the fourth quarter 2011 and the first quarter 2012, Umicore’s stock price rallied. Iluka Resources Limited, a mineral sands producer, also positively impacted performance. Iluka produces zircon used in ceramics and titanium dioxide products used in paint production. Iluka share prices fell in September 2011 due to macroeconomic concerns, especially fears of a decline in Chinese construction. However, prices recovered in October 2011 and continued trending higher due to positive pricing for titanium dioxide.

The Fund’s positions in Germany and Sweden negatively impacted performance during the reporting period. The Fund had an underweight position in Germany which impacted results because the MSCI Germany Index outperformed the MSCI EAFE Index in U.S. dollar terms. Most of this outperformance occurred during the first quarter 2012 when the market was optimistic about a resolution to the European sovereign debt crisis. The Fund had an underweight position in Sweden relative to the benchmark. The MSCI Sweden Index was the third best performing country among the major markets in the MSCI EAFE Index. Sweden outperformed the benchmark index on a U.S. dollar basis. Other positions that negatively impacted performance were in the electronics and energy sectors. Nippon Electric Glass Company Limited, which manufactures glass for various electronic uses, underperformed due to a continued decline in LCD glass prices. These lower prices were driven by lower demand and aggressive pricing by rivals. Also negatively impacting performance was Repsol YPF S.A., an integrated oil company that explores for and produces crude oil and natural gas. Repsol’s stock price declined on rumors that Argentina was planning to nationalize the YPF unit of Repsol. Hoya Corporation also underperformed during the reporting period. Hoya offers optics-related products for use in technology and health care. Hoya’s stock underperformance was primarily due to the share price correction during the 2011 Thailand floods.

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Nuveen Symphony Optimized Alpha Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the S&P 500 Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide long-term capital appreciation potential with lower absolute volatility than the broad equity market by constructing a portfolio with stocks having relatively low performance correlations. The stocks are selected using a bottom-up process that consists of a combination of quantitative screens and fundamental research, which seek to create portfolios that deliver consistent returns.

The quantitative screens employ models to identify stocks with higher return potential, assessment of analyst opinions, earnings quality, current valuation and insider behavior. We also focus on portfolio construction, using a process designed to optimize for the highest projected return per unit of total risk, relative to a benchmark. In general, the Fund tries to avoid credit sensitive companies with high financial leverage, and vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Stock selection in the machinery and energy sectors contributed positively to performance. Cummins Inc., a premier manufacturer of diesel engines, saw increased global demand driven by rebounding commercial vehicle, construction equipment, agricultural equipment, and mining equipment sales. Cummins also benefited from global infrastructure investment. Another positive contributor to performance was Caterpillar Inc., the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. Caterpillar also benefited from global infrastructure investment and rebounding economic growth from the recent recession. National-Oilwell Varco Inc. performed well during the reporting period. National-Oilwell is a leading worldwide provider of major mechanical components for land and offshore drilling rigs. Share prices rose during the period due to better than expected quarterly earnings results.

Several holdings detracted from performance, including Watson Pharmaceuticals Inc. The company launched its generic version of Pfizer’s Lipitor, one of the top-selling global drugs over the past decade. The stock had significantly outperformed the market, so investors sold shares to realize profits prior to the generic drug’s release. Since the generic launch there has been a greater than anticipated competitive landscape with Teva Pharmaceuticals, who also announced a late-entry into the generic Lipitor space. Also detracting from performance was Johnson & Johnson, who reported sluggish U.S. sales, weak margins, and market share losses due to drug recalls. The company noted that demand for medical services remained weak as cost burdens shift increasingly onto consumers.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	32.38%	13.27%	7.18%	6.85%
Class A Shares at maximum Offering Price	24.78%	6.77%	5.91%	5.66%
Russell 1000® Growth Index***	26.85%	11.02%	5.10%	4.84%
Lipper Multi-Cap Growth Funds Classification Average***	26.10%	5.02%	3.69%	3.88%

Class C Shares	31.90%	12.47%	6.39%	6.06%
Class R3 Shares	32.22%	13.03%	6.90%	6.57%
Class I Shares	32.53%	13.55%	7.43%	7.10%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.36%	1.23%
Class C Shares	3.18%	1.98%
Class R3 Shares	2.67%	1.48%
Class I Shares	2.26%	0.98%

The Fund’s adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.35% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Nuveen Symphony Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	25.20%	2.37%	0.45%	2.91%
Class A Shares at maximum Offering Price	18.00%	-3.49%	-0.74%	1.87%
Russell 1000® Value Index***	25.68%	4.79%	-0.81%	2.00%
Lipper Multi-Cap Core Funds Classification Average***	24.67%	2.95%	1.21%	3.13%

Class C Shares	24.74%	1.59%	-0.30%	2.14%
Class R3 Shares	25.09%	2.11%	0.20%	2.66%
Class I Shares	25.35%	2.58%	0.69%	3.16%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	7.47%	1.23%
Class C Shares	7.94%	1.98%
Class R3 Shares	7.82%	1.48%
Class I Shares	7.26%	0.98%

The Fund’s adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.30% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	28.07%	2.12%	4.25%	5.50%
Class A Shares at maximum Offering Price	20.69%	-3.77%	3.02%	4.44%
Russell Midcap® Index***	26.84%	3.31%	3.03%	5.06%
Lipper Multi-Cap Core Funds Classification Average***	24.67%	2.95%	1.21%	3.13%

Class C Shares	27.63%	1.37%	3.47%	4.71%
Class R3 Shares	27.93%	1.87%	3.98%	5.22%
Class I Shares	28.29%	2.42%	4.52%	5.77%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.57%	1.38%
Class C Shares	5.46%	2.13%
Class R3 Shares	5.38%	1.63%
Class I Shares	4.86%	1.13%

The Fund’s adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Nuveen Symphony Small-Mid Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	27.79%	0.05%	1.10%	2.91%
Class A Shares at maximum Offering Price	20.47%	-5.72%	-0.09%	1.87%
Russell 2500® Index***	29.39%	1.33%	3.03%	4.79%
Lipper Mid-Cap Core Funds Classification Average***	26.93%	0.57%	2.64%	4.32%

Class C Shares	27.29%	-0.70%	0.34%	2.14%
Class R3 Shares	27.62%	-0.18%	0.82%	2.63%
Class I Shares	27.97%	0.31%	1.35%	3.17%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	7.23%	1.33%
Class C Shares	8.30%	2.08%
Class R3 Shares	7.99%	1.58%
Class I Shares	7.55%	1.08%

The Fund’s adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.50% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	19.88%	-1.45%	-5.46%
Class A Shares at maximum Offering Price	13.00%	-7.10%	-6.90%
MSCI EAFE Index***	14.56%	-5.77%	-5.43%
Lipper International Large-Cap Growth Funds Classification Average***	18.59%	-4.70%	-4.12%

Class C Shares	19.47%	-2.21%	-6.15%
Class R3 Shares	19.77%	-1.72%	-5.68%
Class I Shares	20.04%	-1.25%	-5.22%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients for financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	10.21%	1.37%
Class C Shares	10.95%	2.12%
Class R3 Shares	10.55%	1.62%
Class I Shares	10.01%	1.12%

The Fund’s adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares are actual for the periods since class inception on 10/05/10; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Nuveen Symphony Optimized Alpha Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	22.52%	9.08%	2.37%
Class A Shares at maximum Offering Price	15.50%	2.81%	1.03%
S&P 500 Index***	25.89%	8.54%	0.42%
Lipper Large-Cap Core Funds Classification Average***	24.89%	5.99%	-0.36%

Class C Shares	22.11%	8.25%	1.61%
Class R3 Shares	22.35%	8.79%	2.10%
Class I Shares	22.73%	9.34%	2.62%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.79%	1.23%
Class C Shares	6.72%	1.98%
Class R3 Shares	6.18%	1.48%
Class I Shares	5.56%	0.98%

The Fund’s adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.45% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 9/28/07 Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares are actual for the periods since class inception on 10/05/10; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	17

Holding Summaries as of March 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Large-Cap Growth Fund

Portfolio Allocation1

Nuveen Symphony Large-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Computers & Peripherals	9.5%
IT Services	6.3%
Chemicals	5.7%
Internet Software & Services	5.1%
Machinery	4.9%
Semiconductors & Equipment	4.1%
Oil, Gas & Consumable Fuels	4.0%
Health Care Providers & Services	3.9%
Software	3.8%
Communication Equipment	3.1%
Tobacco	3.0%
Food & Staples Retailing	2.7%
Hotels, Restaurants & Leisure	2.7%
Internet & Catalog Retail	2.7%
Energy Equipment & Services	2.4%
Food Products	2.4%
Multiline Retail	2.0%
Beverages	2.0%
Specialty Retail	2.0%
Road & Rail	1.7%
Short-Term Investments	7.0%
Other	19.0%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	11.1%
Insurance	10.7%
Pharmaceuticals	9.2%
Commercial Banks	6.9%
Industrial Conglomerates	3.8%
Capital Markets	3.7%
Internet Software & Services	3.2%
Multiline Retail	3.2%
Road & Rail	3.1%
Food Products	3.0%
Electric Utilities	2.8%
Health Care Providers & Services	2.6%
Tobacco	2.5%
Machinery	2.2%
Chemicals	2.0%
Diversified Telecommunication Services	2.0%
Software	1.9%
Computers & Peripherals	1.9%
Consumer Finance	1.9%
Communication Equipment	1.4%
Energy Equipment & Services	1.4%
Other	19.5%

Top Five Common Stock Holdings[2]
Apple, Inc.	8.9%
International Business Machines Corporation (IBM)	3.6%
Philip Morris International	3.2%
QUALCOMM, Inc.	2.8%
Microsoft Corporation	2.6%

Top Five Common Stock Holdings[2]
Wells Fargo & Company	3.3%
Merck & Company Inc.	2.6%
Johnson & Johnson	2.3%
Exxon Mobil Corporation	2.3%
Kraft Foods Inc.	2.1%

1	As a percentage of total investments as of March 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of March 31, 2012. Holdings are subject to change.

18	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Mid-Cap Core Fund

Portfolio Allocation1

Nuveen Symphony Small-Mid Cap Core Fund

Portfolio Allocation1

Portfolio Composition[1]
Specialty Retail	5.9%
Chemicals	5.8%
Machinery	5.2%
Insurance	5.1%
Semiconductors & Equipment	5.0%
Capital Markets	4.9%
Health Care Providers & Services	4.1%
Hotels, Restaurants & Leisure	3.7%
Multi-Utilities	3.6%
IT Services	3.4%
Food Products	3.3%
Energy Equipment & Services	3.3%
Oil, Gas & Consumable Fuels	3.3%
Multiline Retail	3.0%
Metals & Mining	2.6%
Road & Rail	2.5%
Commercial Banks	2.4%
Building Products	2.3%
Software	2.0%
Life Sciences Tools & Services	2.0%
Pharmaceuticals	1.9%
Health Care Equipment & Supplies	1.8%
Short-Term Investments	4.7%
Other	18.2%

Portfolio Composition[1]
Specialty Retail	5.6%
Machinery	5.1%
Semiconductors & Equipment	4.9%
Capital Markets	4.8%
Chemicals	4.6%
Insurance	4.5%
Software	4.4%
Health Care Providers & Services	4.4%
Oil, Gas & Consumable Fuels	4.0%
Commercial Banks	4.0%
Hotels, Restaurants & Leisure	3.8%
IT Services	3.7%
Energy Equipment & Services	2.9%
Multiline Retail	2.4%
Road & Rail	2.3%
Food Products	2.2%
Retail REIT	2.0%
Multi-Utilities	2.0%
Health Care Equipment & Supplies	1.8%
Residential REIT	1.8%
Metals & Mining	1.8%
Biotechnology	1.6%
Internet Software & Services	1.5%
Electric Utilities	1.4%
Trading Companies & Distributors	1.4%
Pharmaceuticals	1.4%
Other	19.7%

Top Five Common Stock Holdings[2]
Macy’s, Inc.	2.1%
Kansas City Southern Industries	1.8%
Ameriprise Financial, Inc.	1.8%
Hershey Foods Corporation	1.8%
Humana Inc.	1.7%

Top Five Common Stock Holdings[2]
Rackspace Hosting Inc.	1.5%
VeriFone Holdings Inc.	1.4%
Dillard’s, Inc., Class A	1.3%
Macy’s, Inc.	1.1%
Clean Harbors, Inc.	1.0%

1	As a percentage of total investments as of March 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of March 31, 2012. Holdings are subject to change.

Nuveen Investments	19

Holding Summaries (continued) as of March 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony International Equity Fund

Portfolio Allocation1

Nuveen Symphony Optimized Alpha Fund

Portfolio Allocation1

Portfolio Composition[1]
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	7.4%
Metals & Mining	6.9%
Pharmaceuticals	6.0%
Insurance	5.4%
Textiles, Apparel & Luxury Goods	4.2%
Food Products	3.9%
Electrical Equipment	3.6%
Automobiles	3.2%
Wireless Telecommunication Services	2.9%
Chemicals	2.7%
Food & Staples Retailing	2.4%
Machinery	2.3%
Industrial Conglomerates	2.3%
Electronic Equipment & Instruments	2.0%
Beverages	1.9%
Short-Term Investments	12.0%
Other	18.5%

Portfolio Composition[1]
Pharmaceuticals	7.5%
Oil, Gas & Consumable Fuels	6.9%
Computers & Peripherals	4.9%
Tobacco	4.6%
Machinery	4.4%
Commercial Banks	4.2%
Insurance	3.9%
IT Services	3.6%
Beverages	3.5%
Communications Equipment	3.4%
Real Estate Investment Trust	3.3%
Metals & Mining	3.2%
Electric Utilities	3.1%
Biotechnology	3.1%
Food Products	2.9%
Specialty Retail	2.7%
Energy Equipment & Services	2.7%
Household Products	2.6%
Hotels, Restaurants & Leisure	2.4%
Health Care Equipment & Supplies	2.3%
Software	2.3%
Semiconductors & Equipment	2.2%
Industrial Conglomerates	2.1%
Other	18.2%

Top Five Common Stock Holdings[2]
DnB NOR ASA	2.6%
Hannover Rueckversicherung AG	2.5%
Rio Tinto Limited	2.3%
Umicore	2.2%
Royal Dutch Shell PLC, Class B Shares	2.2%

Country Allocation[1]
United Kingdom	21.0%
United States	15.7%
Japan	13.1%
France	6.6%
Australia	6.0%
Germany	5.2%
Switzerland	4.4%
Canada	4.4%
Norway	3.6%
Other	20.0%

Top Five Common Stock Holdings[2]
Apple, Inc.	4.9%
International Business Machines Corporation (IBM)	3.6%
Johnson & Johnson	3.3%
Coca-Cola Company	2.7%
Marathon Oil Corporation	2.3%

1	As a percentage of total investments as of March 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of March 31, 2012. Holdings are subject to change.

20	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,323.80	$1,319.00	$1,322.20	$1,325.30	$1,018.85	$1,015.10	$1,017.60	$1,020.10
Expenses Incurred During Period	$7.15	$11.48	$8.59	$5.70	$6.21	$9.97	$7.47	$4.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Large-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,252.00	$1,247.40	$1,250.90	$1,253.50	$1,018.85	$1,015.10	$1,017.60	$1,020.10
Expenses Incurred During Period	$6.92	$11.12	$8.33	$5.52	$6.21	$9.97	$7.47	$4.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,280.70	$1,276.30	$1,279.30	$1,282.90	$1,018.10	$1,014.35	$1,016.85	$1,019.35
Expenses Incurred During Period	$7.87	$12.12	$9.29	$6.45	$6.96	$10.73	$8.22	$5.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.63% and 1.13% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Symphony Small-Mid Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,277.90	$1,272.90	$1,276.20	$1,279.70	$1,018.35	$1,014.60	$1,017.10	$1,019.60
Expenses Incurred During Period	$7.57	$11.82	$8.99	$6.16	$6.71	$10.48	$7.97	$5.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony International Equity Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,198.80	$1,194.70	$1,197.70	$1,200.40	$1,018.25	$1,014.50	$1,017.00	$1,019.50
Expenses Incurred During Period	$7.42	$11.52	$8.79	$6.05	$6.81	$10.58	$8.07	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.60% and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Optimized Alpha Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,225.20	$1,221.10	$1,223.50	$1,227.30	$1,018.85	$1,015.10	$1,017.60	$1,020.10
Expenses Incurred During Period	$6.84	$10.99	$8.23	$5.46	$6.21	$9.97	$7.47	$4.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund

March 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 94.3%

	Aerospace & Defense – 1.0%

4,750	BE Aerospace Inc., (2)	$220,733
	Air Freight & Logistics – 0.7%

1,670	FedEx Corporation	153,573
	Apparel, Accesories & Luxury Goods – 0.8%

1,940	PVH Corporation	173,300
	Auto Components – 0.2%

630	BorgWarner Inc., (2)	53,134
	Beverages – 2.0%

1,970	Coca-Cola Company	145,800

7,050	Dr. Pepper Snapple Group	283,481
	Total Beverages	429,281
	Biotechnology – 0.8%

2,410	Amgen Inc., (2)	163,856
	Capital Markets – 1.5%

480	Affiliated Managers Group Inc., (2)	53,669

3,975	T. Rowe Price Group Inc.	259,568
	Total Capital Markets	313,237
	Chemicals – 5.7%

1,420	Airgas, Inc.	126,337

1,250	CF Industries Holdings, Inc.	228,313

1,940	Eastman Chemical Company	100,279

4,770	LyondellBasell Industries NV	208,211

3,240	Monsanto Company	258,422

2,200	Sigma-Aldrich Corporation	160,732

2,360	Westlake Chemical Corporation	152,904
	Total Chemicals	1,235,198
	Commercial Services & Supplies – 0.9%

6,550	Republic Services, Inc.	200,168
	Communication Equipment – 3.1%

6,290	Ciena Corporation, (2)	101,835

8,380	QUALCOMM, Inc.	570,008
	Total Communication Equipment	671,843
	Computers & Peripherals – 9.6%

3,008	Apple, Inc., (2)	1,803,200

8,740	EMC Corporation, (2)	261,151
	Total Computers & Peripherals	2,064,351
	Construction & Engineering – 1.0%

3,690	Fluor Corporation	221,548
	Consumer Finance – 1.0%

6,240	Discover Financial Services	208,042
	Diversified Telecommunication Services – 0.4%

2,400	Verizon Communications Inc.	91,752
	Electrical Equipment – 0.9%

2,400	Rockwell Automation, Inc.	191,280

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Energy Equipment & Services – 2.4%

3,790	Helmerich & Payne Inc.	$204,471

11,880	Superior Energy Services, Inc., (2)	313,157
	Total Energy Equipment & Services	517,628
	Food & Staples Retailing – 2.8%

3,960	Costco Wholesale Corporation	359,568

3,050	CVS Caremark Corporation	136,640

1,160	Whole Foods Market, Inc.	96,512
	Total Food & Staples Retailing	592,720
	Food Products – 2.4%

3,597	Hershey Foods Corporation	220,604

3,600	Mead Johnson Nutrition Company, Class A Shares	296,928
	Total Food Products	517,532
	Health Care Equipment & Supplies – 1.7%

3,390	Baxter International, Inc.	202,654

1,880	Cooper Companies, Inc.	153,615
	Total Health Care Equipment & Supplies	356,269
	Health Care Providers & Services – 4.0%

3,000	Davita Inc., (2)	270,510

5,360	HCA Holdings Inc., (2)	132,606

2,750	McKesson HBOC Inc.	241,368

3,060	Medco Health Solutions, Inc.	215,118
	Total Health Care Providers & Services	859,602
	Hotels, Restaurants & Leisure – 2.7%

5,350	Brinker International Inc.	147,393

13,000	International Game Technology	218,270

3,860	Las Vegas Sands, (2)	222,220
	Total Hotels, Restaurants & Leisure	587,883
	Internet & Catalog Retail – 2.7%

1,010	Amazon.com, Inc., (2)	204,535

530	priceline.com Incorporated, (2)	380,275
	Total Internet & Catalog Retail	584,810
	Internet Software & Services – 5.1%

8,640	eBay Inc., (2)	318,730

827	Google Inc., Class A, (2)	530,305

4,470	Rackspace Hosting Inc., (2)	258,321
	Total Internet Software & Services	1,107,356
	IT Services – 6.4%

1,220	Alliance Data Systems Corporation, (2)	153,671

3,488	International Business Machines Corporation (IBM)	727,771

581	MasterCard, Inc.	244,334

3,580	Teradata Corporation, (2)	243,977
	Total IT Services	1,369,753
	Life Sciences Tools & Services – 1.4%

6,670	Agilent Technologies, Inc., (2)	296,882
	Machinery – 5.0%

3,220	Caterpillar Inc.	342,994

24	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

3,010	Cummins Inc.	$361,320

2,730	SPX Corporation	211,657

2,030	Wabtec Corporation	153,001
	Total Machinery	1,068,972
	Media – 1.4%

2,123	DIRECTV Group, Inc., (2)	104,749

3,920	Scripps Networks Interactive, Class A Shares	190,865
	Total Media	295,614
	Metals & Mining – 1.6%

5,072	Freeport-McMoRan Copper & Gold, Inc.	192,939

5,550	Titanium Metals Corporation, (2)	75,258

1,115	Walter Industries Inc.	66,019
	Total Metals & Mining	334,216
	Multiline Retail – 2.1%

5,830	Macy’s, Inc.	231,626

3,610	Target Corporation	210,355
	Total Multiline Retail	441,981
	Oil, Gas & Consumable Fuels – 4.0%

1,820	Chevron Corporation	195,177

2,910	ConocoPhillips	221,189

1,400	EOG Resources, Inc.	155,540

3,640	Murphy Oil Corporation	204,823

1,270	SM Energy Company	89,878
	Total Oil, Gas & Consumable Fuels	866,607
	Pharmaceuticals – 1.5%

5,420	Abbott Laboratories	332,192
	Retail REIT – 1.2%

1,714	Simon Property Group, Inc.	249,696
	Road & Rail – 1.7%

2,110	Kansas City Southern Industries, (2)	151,266

2,050	Union Pacific Corporation	220,334
	Total Road & Rail	371,600
	Semiconductors & Equipment – 4.2%

3,890	Altera Corporation	154,900

6,490	Avago Technologies Limtied	252,915

5,830	Broadcom Corporation, Class A, (2)	229,119

8,270	Cypress Semiconductor Corporation, (2)	129,260

3,060	Lam Research Corporation, (2)	136,537
	Total Semiconductors & Equipment	902,731
	Software – 3.9%

16,570	Microsoft Corporation	534,383

10,270	Oracle Corporation	299,473
	Total Software	833,856
	Specialized REIT – 0.8%

3,675	Rayonier Inc.	162,031

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

March 31, 2012

Shares	Description (1)			Value

	Specialty Retail – 2.0%

3,250	Limited Brands, Inc.			$156,000

1,710	O’Reilly Automotive Inc., (2)			156,209

1,220	Ulta Salon, Cosmetics & Fragrance, Inc., (2)			113,326
	Total Specialty Retail			425,535
	Textiles, Apparel & Luxury Goods – 0.7%

1,440	Nike, Inc., Class B			156,154
	Tobacco – 3.0%

7,305	Philip Morris International			647,296
	Total Common Stocks (cost $17,691,417)			20,270,212

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.1%

$1,523	Repurchase Agreement with State Street Bank, dated 3/30/12, repurchase price $1,522,600, collateralized by $1,395,000 U.S. Treasury Notes, 3.125%, due 5/15/21, Value $1,558,357	0.010%	4/02/12	$1,522,599
	Total Short-Term Investments (cost $1,522,599)			1,522,599
	Total Investments (cost $19,214,016) – 101.4%			21,792,811
	Other Assets Less Liabilities – (1.4)%			(296,586)
	Net Assets – 100%			$21,496,225

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

26	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund

March 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 0.9%

531	Textron Inc.	$14,778
	Auto Components – 1.0%

280	Visteon Corporation, (2)	14,840
	Automobiles – 1.0%

632	General Motors Company, (2)	16,211
	Biotechnology – 1.3%

289	Amgen Inc., (2)	19,649
	Building Products – 1.2%

509	Owens Corning, (2)	18,339
	Capital Markets – 3.7%

196	Affiliated Managers Group Inc., (2)	21,915

400	Ameriprise Financial, Inc.	22,852

1,145	E*Trade Group Inc., (2)	12,538
	Total Capital Markets	57,305
	Chemicals – 2.0%

54	CF Industries Holdings, Inc.	9,863

486	LyondellBasell Industries NV	21,214
	Total Chemicals	31,077
	Commercial Banks – 6.8%

1,387	First Niagara Financial Group Inc.	13,648

1,687	KeyCorp.	14,340

861	U.S. Bancorp	27,276

1,498	Wells Fargo & Company	51,138
	Total Commercial Banks	106,402
	Communication Equipment – 1.4%

431	Motorola Solutions Inc.	21,908
	Computers & Peripherals – 1.9%

1,109	Dell Inc., (2)	18,409

419	Seagate Technology, (2)	11,292
	Total Computers & Peripherals	29,701
	Consumer Finance – 1.9%

532	Capital One Financial Corporation	29,654
	Containers & Packaging – 0.7%

550	Sealed Air Corporation	10,621
	Diversified Financial Services – 0.7%

313	Citigroup Inc., (2)	11,440
	Diversified Telecommunication Services – 2.0%

805	Verizon Communications Inc.	30,775
	Electric Utilities – 2.8%

1,205	Duke Energy Corporation	25,317

397	Southern Company	17,837
	Total Electric Utilities	43,154
	Electronic Components – 0.6%

667	Corning Incorporated	9,391

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Energy Equipment & Services – 1.3%

259	National-Oilwell Varco Inc.	$20,583
	Food & Staples Retailing – 1.0%

463	Walgreen Co.	15,506
	Food Products – 3.0%

234	Hershey Foods Corporation	14,351

856	Kraft Foods Inc.	32,537
	Total Food Products	46,888
	Health Care Providers & Services – 2.6%

555	HCA Holdings Inc., (2)	13,731

124	Humana Inc., (2)	11,468

166	McKesson HBOC Inc.	14,570
	Total Health Care Providers & Services	39,769
	Hotels, Restaurants & Leisure – 1.0%

926	International Game Technology	15,548
	Industrial Conglomerates – 3.8%

1,462	General Electric Company	29,342

521	Tyco International Ltd.	29,270
	Total Industrial Conglomerates	58,612
	Insurance – 10.6%

484	AFLAC Incorporated	22,259

602	Allstate Corporation	19,818

747	Assured Guaranty Limited	12,340

206	Chubb Corporation	14,237

359	Marsh & McLennan Companies, Inc.	11,772

439	MetLife, Inc.	16,397

368	Prudential Financial, Inc.	23,328

370	Torchmark Corporation	18,445

1,181	XL Capital Ltd, Class A	25,616
	Total Insurance	164,212
	Internet & Catalog Retail – 1.3%

584	Expedia, Inc.	19,529
	Internet Software & Services – 3.2%

752	eBay Inc., (2)	27,741

1,406	Yahoo! Inc., (2)	21,399
	Total Internet Software & Services	49,140
	IT Services – 1.3%

173	Visa Inc.	20,414
	Machinery – 2.2%

136	Caterpillar Inc.	14,487

491	Harsco Corporation	11,519

201	Ingersoll Rand Company Limited, Class A	8,311
	Total Machinery	34,317
	Media – 1.3%

649	Comcast Corporation, Class A	19,476

28	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 0.7%

164	Newmont Mining Corporation	$8,408

215	SunCoke Energy Inc., (2)	3,055
	Total Metals & Mining	11,463
	Multiline Retail – 3.1%

646	Macy’s, Inc.	25,666

395	Target Corporation	23,017
	Total Multiline Retail	48,683
	Office Electronics – 0.8%

1,609	Xerox Corporation	13,001
	Office REIT – 1.0%

210	Digital Realty Trust Inc.	15,534
	Oil, Gas & Consumable Fuels – 11.0%

151	Apache Corporation	15,166

339	Devon Energy Corporation	24,110

400	Exxon Mobil Corporation	34,692

353	Marathon Oil Corporation	11,190

353	Marathon Petroleum Corporation	15,306

335	Occidental Petroleum Corporation	31,902

245	Spectra Energy Corporation	7,730

407	Sunoco, Inc.	15,527

230	Williams Companies, Inc.	7,086

448	WPX Energy Inc., (2)	8,068
	Total Oil, Gas & Consumable Fuels	170,777
	Paper & Forest Products – 0.9%

381	International Paper Company	13,373
	Pharmaceuticals – 9.1%

666	Bristol-Myers Squibb Company	22,478

534	Johnson & Johnson	35,223

1,054	Merck & Company Inc.	40,474

971	Pfizer Inc.	22,003

326	Watson Pharmaceuticals Inc., (2)	21,862
	Total Pharmaceuticals	142,040
	Residential REIT – 1.0%

241	Camden Property Trust	15,846
	Retail REIT – 0.8%

83	Simon Property Group, Inc.	12,091
	Road & Rail – 3.1%

1,184	CSX Corporation	25,480

165	Kansas City Southern Industries, (2)	11,829

198	Ryder System, Inc.	10,454
	Total Road & Rail	47,763
	Software – 1.9%

928	Microsoft Corporation	29,928
	Specialty Retail – 0.6%

398	Sally Beauty Holdings Inc., (2)	9,870

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Tobacco – 2.5%

112	Lorillard Inc.	$14,502

271	Philip Morris International	24,013
	Total Tobacco	38,515
	Total Investments (cost $1,325,879) – 99.0%	1,538,123
	Other Assets Less Liabilities – 1.0%	15,902
	Net Assets – 100%	$1,554,025

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund

March 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 95.2%

	Aerospace & Defense – 1.2%

865	BE Aerospace Inc., (2)	$40,197
	Auto Components – 1.3%

523	BorgWarner Inc., (2)	44,110
	Beverages – 1.6%

1,370	Dr. Pepper Snapple Group	55,088
	Building Products – 2.3%

700	Lennox International Inc.	28,210

1,446	Owens Corning, (2)	52,099
	Total Building Products	80,309
	Capital Markets – 4.9%

428	Affiliated Managers Group Inc., (2)	47,855

1,021	Ameriprise Financial, Inc.	58,330

2,045	Invesco LTD	54,540

315	Waddell & Reed Financial, Inc., Class A	10,209
	Total Capital Markets	170,934
	Chemicals – 5.8%

440	Airgas, Inc.	39,147

1,032	Celanese Corporation, Series A	47,658

289	CF Industries Holdings, Inc.	52,786

1,072	Interpid Potash Inc., (2)	26,082

477	Sigma-Aldrich Corporation	34,850
	Total Chemicals	200,523
	Commercial Banks – 2.4%

3,953	First Niagara Financial Group Inc.	38,898

5,189	KeyCorp.	44,107
	Total Commercial Banks	83,005
	Commercial Services & Supplies – 0.8%

862	Republic Services, Inc.	26,343
	Communication Equipment – 0.4%

770	Ciena Corporation, (2)	12,466
	Computers & Peripherals – 1.4%

20	Apple, Inc., (2)	11,989

928	Western Digital Corporation, (2)	38,410
	Total Computers & Peripherals	50,399
	Construction & Engineering – 0.9%

1,570	Quanta Services Incorporated, (2)	32,813
	Electronic Equipment & Instruments – 1.1%

1,510	Jabil Circuit Inc.	37,931
	Energy Equipment & Services – 3.3%

475	Helmerich & Payne Inc.	25,626

620	Oil States International Inc., (2)	48,397

1,509	Superior Energy Services, Inc., (2)	39,777
	Total Energy Equipment & Services	113,800

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Food Products – 3.3%

951	Hershey Foods Corporation	$58,325

681	Mead Johnson Nutrition Company, Class A Shares	56,169
	Total Food Products	114,494
	Gas Utilities – 1.1%

2,034	Questar Corporation	39,175
	Health Care Equipment & Supplies – 1.8%

375	Cooper Companies, Inc.	30,641

1,557	Hologic Inc., (2)	33,553
	Total Health Care Equipment & Supplies	64,194
	Health Care Providers & Services – 4.1%

464	Davita Inc., (2)	41,839

3,625	Health Management Associates Inc., (2)	24,360

623	Humana Inc., (2)	57,615

232	Medax Inc., (2)	17,254
	Total Health Care Providers & Services	141,068
	Hotels, Restaurants & Leisure – 3.7%

1,249	Brinker International Inc.	34,410

2,910	International Game Technology	48,859

1,036	Penn National Gaming, Inc., (2)	44,527
	Total Hotels, Restaurants & Leisure	127,796
	Household Durables – 1.0%

430	Tempur Pedic International Inc., (2)	36,305
	Independent Power Producers & Energy Traders – 1.2%

3,088	AES Corporation, (2)	40,360
	Insurance – 5.1%

410	Everest Reinsurance Group Ltd	37,933

1,112	Marsh & McLennan Companies, Inc.	36,462

892	Torchmark Corporation	44,466

1,570	WR Berkley Corporation	56,708
	Total Insurance	175,569
	Internet Software & Services – 1.3%

775	Rackspace Hosting Inc., (2)	44,787
	IT Services – 3.4%

233	Alliance Data Systems Corporation, (2)	29,349

654	Teradata Corporation, (2)	44,570

877	VeriFone Holdings Inc., (2)	45,490
	Total IT Services	119,409
	Life Sciences Tools & Services – 2.0%

1,226	Agilent Technologies, Inc., (2)	54,569

279	Illumina Inc., (2)	14,678
	Total Life Sciences Tools & Services	69,247
	Machinery – 5.2%

434	Joy Global Inc.	31,899

350	SPX Corporation	27,136

719	Terex Corporation	16,178

32	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

565	WABCO Holdings Inc.	$34,171

633	Wabtec Corporation	47,709

898	Xylem Inc.	24,920
	Total Machinery	182,013
	Metals & Mining – 2.6%

1,990	Steel Dynamics Inc.	28,935

1,169	SunCoke Energy Inc., (2)	16,611

1,976	Titanium Metals Corporation	26,795

302	Walter Industries Inc.	17,881
	Total Metals & Mining	90,222
	Multiline Retail – 3.0%

581	Dillard’s, Inc., Class A	36,615

1,726	Macy’s, Inc.	68,574
	Total Multiline Retail	105,189
	Multi-Utilities – 3.6%

970	Alliant Energy Corporation	42,020

1,590	CMS Energy Corporation	34,980

795	Sempra Energy	47,668
	Total Multi-Utilities	124,668
	Office REIT – 1.0%

458	Digital Realty Trust Inc.	33,878
	Oil, Gas & Consumable Fuels – 3.3%

351	Continental Resources Inc., (2)	30,123

494	SM Energy Company	34,960

805	Sunoco, Inc.	30,711

664	Tesoro Corporation, (2)	17,822
	Total Oil, Gas & Consumable Fuels	113,616
	Pharmaceuticals – 1.9%

219	Endo Pharmaceuticals Holdings Inc., (2)	8,482

1,533	Warner Chilcott Limited, (2)	25,770

494	Watson Pharmaceuticals Inc., (2)	33,128
	Total Pharmaceuticals	67,380
	Residential REIT – 0.9%

215	Essex Property Trust Inc.	32,575
	Retail REIT – 1.4%

649	Taubman Centers Inc.	47,345
	Road & Rail – 2.5%

836	Kansas City Southern Industries, (2)	59,933

532	Ryder System, Inc.	28,090
	Total Road & Rail	88,023
	Semiconductors & Equipment – 5.0%

648	Altera Corporation	25,803

895	Avago Technologies Limtied	34,878

1,097	Cypress Semiconductor Corporation, (2)	17,146

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

March 31, 2012

Shares	Description (1)			Value

	Semiconductors & Equipment (continued)

822	KLA-Tencor Corporation			$44,733

1,820	Skyworks Solutions Inc., (2)			50,323
	Total Semiconductors & Equipment			172,883
	Software – 2.0%

1,267	Fortinet Inc., (2)			35,033

631	Micros Systems, Inc., (2)			34,888
	Total Software			69,921
	Specialized REIT – 0.9%

707	Rayonier Inc.			31,172
	Specialty Retail – 5.9%

506	Advance Auto Parts, Inc.			44,814

1,409	Foot Locker, Inc.			43,749

911	Limited Brands, Inc.			43,728

750	PetSmart Inc.			42,915

318	Ulta Salon, Cosmetics & Fragrance, Inc., (2)			29,539
	Total Specialty Retail			204,745
	Wireless Telecommunication Services – 0.6%

938	Telephone and Data Systems Inc.			21,715
	Total Common Stocks (cost $2,725,874)			3,305,667

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.7%

$163	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/12, repurchase price $163,014, collateralized by $155,000 U.S. Treasury Notes, 2.375%, due 3/31/16, Value $166,625	0.010%	4/02/12	$163,013
	Total Short-Term Investments (cost $163,013)			163,013
	Total Investments (cost $2,888,887) – 99.9%			3,468,680
	Other Assets Less Liabilities – 0.1%			4,523
	Net Assets – 100%			$3,473,203

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund

March 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.1%

	Aerospace & Defense – 1.3%

343	BE Aerospace Inc., (2)	$15,939

720	Hexcel Corporation, (2)	17,287
	Total Aerospace & Defense	33,226
	Apparel, Accesories & Luxury Goods – 0.3%

154	Oxford Industries Inc.	7,826
	Auto Components – 1.1%

204	BorgWarner Inc., (2)	17,205

279	Tenneco Inc., (2)	10,365
	Total Auto Components	27,570
	Beverages – 1.2%

124	Coca–Cola Bottling Company Consolidated	7,780

544	Dr. Pepper Snapple Group	21,874
	Total Beverages	29,654
	Biotechnology – 1.6%

429	Aveo Pharmaceuticals Inc., (2)	5,324

171	Cepheid, Inc., (2)	7,153

487	Incyte Pharmaceuticals Inc., (2)	9,399

514	Intermune, Inc., (2)	7,540

1,329	Neurocrine Biosciences Inc., (2)	10,592

	Total Biotechnology	40,008
	Building Products – 1.2%

276	Lennox International Inc.	11,123

580	Owens Corning, (2)	20,897
	Total Building Products	32,020
	Capital Markets – 4.6%

170	Affiliated Managers Group Inc., (2)	19,008

408	Ameriprise Financial, Inc.	23,309

1,932	Apollo Investment Corporation	13,852

550	Calamos Asset Management, Inc. Class A	7,211

478	Cohen & Steers Inc.	15,248

800	Invesco LTD	21,336

124	Waddell & Reed Financial, Inc., Class A	4,019

677	Walter Investment Management Corporation	15,266
	Total Capital Markets	119,249
	Chemicals – 4.4%

175	Airgas, Inc.	15,570

402	Celanese Corporation, Series A	18,564

116	CF Industries Holdings, Inc.	21,187

423	Interpid Potash Inc., (2)	10,292

262	Minerals Technologies Inc.	17,137

188	Sigma-Aldrich Corporation	13,735

282	Westlake Chemical Corporation	18,271
	Total Chemicals	114,756

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Commercial Banks – 3.9%

723	Columbia Banking Systems Inc.	$16,470

596	Community Bank System Inc.	17,153

1,570	First Niagara Financial Group Inc.	15,449

2,069	KeyCorp.	17,587

753	Pacwest Bancorp.	18,298

903	State Bank Financial Corporation, (2)	15,812
	Total Commercial Banks	100,769
	Commercial Services & Supplies – 1.3%

354	Clean Harbors, Inc., (2)	23,835

344	Republic Services, Inc.	10,513
	Total Commercial Services & Supplies	34,348
	Communication Equipment – 0.9%

300	Ciena Corporation, (2)	4,857

210	Comtech Telecom Corporation	6,842

279	Plantronics Inc.	11,233
	Total Communication Equipment	22,932
	Computers & Peripherals – 0.8%

8	Apple, Inc., (2)	4,796

370	Western Digital Corporation, (2)	15,314
	Total Computers & Peripherals	20,110
	Construction & Engineering – 0.9%

603	MasTec Inc., (2)	10,908

611	Quanta Services Incorporated, (2)	12,770
	Total Construction & Engineering	23,678
	Diversified Consumer Services – 0.4%

221	Ascent Media Corporation, (2)	10,451
	Electric Utilities – 1.4%

717	Portland General Electric Company	17,911

520	UIL Holdings Corporation	18,075
	Total Electric Utilities	35,986
	Electronic Equipment & Instruments – 0.6%

600	Jabil Circuit Inc.	15,072
	Energy Equipment & Services – 2.8%

830	Global Geophysical Services Inc., (2)	8,806

185	Helmerich & Payne Inc.	9,981

426	Hornbeck Offshore Services Inc., (2)	17,905

245	Oil States International Inc., (2)	19,125

587	Superior Energy Services, Inc., (2)	15,473
	Total Energy Equipment & Services	71,290
	Food & Staples Retailing – 0.6%

258	Andersons, Inc.	12,562

1,571	Rite Aid Corporation	2,734
	Total Food & Staples Retailing	15,296

36	Nuveen Investments

Shares	Description (1)	Value

	Food Products – 2.1%

198	Hain Celestial Group Inc., (2)	$8,674

379	Hershey Foods Corporation	23,244

272	Mead Johnson Nutrition Company, Class A Shares	22,435

9	Tootsie Roll Industries Inc.	212
	Total Food Products	54,565
	Gas Utilities – 0.6%

810	Questar Corporation	15,601
	Health Care Equipment & Supplies – 1.8%

439	Align Technology, Inc., (2)	12,094

148	Cooper Companies, Inc.	12,093

622	Hologic Inc., (2)	13,404

254	Steris Corporation	8,031
	Total Health Care Equipment & Supplies	45,622
	Health Care Providers & Services – 4.3%

106	Air Methods Corporation, (2)	9,249

334	Centene Corporation, (2)	16,356

185	Davita Inc., (2)	16,681

1,440	Health Management Associates Inc., (2)	9,677

248	Humana Inc., (2)	22,935

90	Medax Inc., (2)	6,693

406	Owens and Minor Inc.	12,346

231	Wellcare Health Plans Inc., (2)	16,604
	Total Health Care Providers & Services	110,541
	Hotels, Restaurants & Leisure – 3.7%

825	Ameristar Casinos, Inc.	15,370

487	Brinker International Inc.	13,417

1,153	International Game Technology	19,359

413	Penn National Gaming, Inc., (2)	17,751

371	Red Robin Gourmet Burgers, Inc., (2)	13,797

1,321	Scientific Games Corporation, (2)	15,403
	Total Hotels, Restaurants & Leisure	95,097
	Household Durables – 0.6%

170	Tempur Pedic International Inc., (2)	14,353
	Independent Power Producers & Energy Traders – 0.6%

1,230	AES Corporation, (2)	16,076
	Insurance – 4.4%

405	Alterra Capital Holdings Limited	9,307

164	Everest Reinsurance Group Ltd	15,173

443	Marsh & McLennan Companies, Inc.	14,526

1,030	National Financial Partners Corp., (2)	15,594

698	Primerica Inc.	17,597

348	Torchmark Corporation	17,348

627	WR Berkley Corporation	22,647
	Total Insurance	112,192
	Internet Software & Services – 1.5%

669	Rackspace Hosting Inc., (2)	38,663

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	IT Services – 3.6%

93	Alliance Data Systems Corporation, (2)	$11,714

607	CSG Systems International Inc., (2)	9,190

260	Teradata Corporation, (2)	17,719

672	VeriFone Holdings Inc., (2)	34,857

294	Wright Express Corporation, (2)	19,031
	Total IT Services	92,511
	Leisure Equipment & Products – 0.9%

330	Polaris Industries Inc.	23,810
	Life Sciences Tools & Services – 1.1%

487	Agilent Technologies, Inc., (2)	21,676

110	Illumina Inc., (2)	5,787
	Total Life Sciences Tools & Services	27,463
	Machinery – 5.0%

331	Astecx Industries Inc., (2)	12,075

918	Briggs & Stratton Corporation	16,460

170	Joy Global Inc.	12,495

141	SPX Corporation	10,932

282	Terex Corporation	6,345

621	Titan International Inc.	14,687

473	Twin Disc, Inc.	12,341

222	WABCO Holdings Inc.	13,427

252	Wabtec Corporation	18,993

357	Xylem Inc.	9,907
	Total Machinery	127,662
	Metals & Mining – 1.7%

168	Kaiser Aluminum Corporation	7,940

794	Steel Dynamics Inc.	11,545

461	SunCoke Energy Inc., (2)	6,551

787	Titanium Metals Corporation	10,672

121	Walter Industries Inc.	7,164
	Total Metals & Mining	43,872
	Mortgage REIT – 0.4%

1,081	Two Harbors Investment Corporation	10,961
	Multiline Retail – 2.3%

527	Dillard’s, Inc., Class A	33,212

680	Macy’s, Inc.	27,016
	Total Multiline Retail	60,228
	Multi-Utilities – 1.9%

386	Alliant Energy Corporation	16,722

620	CMS Energy Corporation	13,640

319	Sempra Energy	19,127
	Total Multi-Utilities	49,489
	Office REIT – 0.5%

182	Digital Realty Trust Inc.	13,463

38	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 3.9%

141	Continental Resources Inc., (2)	$12,101

423	Energy XXI Limited Bermuda, (2)	15,275

411	Oasis Petroleum Inc.	12,671

1,176	Petroquest Energy Inc., (2)	7,221

197	SM Energy Company	13,942

705	Stone Energy Corporation, (2)	20,156

323	Sunoco, Inc.	12,322

267	Tesoro Corporation, (2)	7,166
	Total Oil, Gas & Consumable Fuels	100,854
	Paper & Forest Products – 0.5%

402	Clearwater Paper Corporation, (2)	13,350
	Pharmaceuticals – 1.3%

85	Endo Pharmaceuticals Holdings Inc., (2)	3,292

214	Medicis Pharmaceutical Corporation	8,044

610	Warner Chilcott Limited, (2)	10,254

193	Watson Pharmaceuticals Inc., (2)	12,943
	Total Pharmaceuticals	34,533
	Professional Services – 0.8%

465	Acacia Research, (2)	19,409
	Real Estate Management & Development – 0.2%

388	Forestar Real Estate Group Inc., (2)	5,971
	Residential REIT – 1.7%

284	American Campus Communities Inc.	12,700

273	Equity Lifestyles Properties Inc.	19,039

86	Essex Property Trust Inc.	13,030
	Total Residential REIT	44,769
	Retail REIT – 2.0%

1,042	Ramco-Gershenson Properties Trust	12,733

650	Tanger Factory Outlet Centers	19,325

260	Taubman Centers Inc.	18,967
	Total Retail REIT	51,025
	Road & Rail – 2.2%

404	Genesee & Wyoming Inc., (2)	22,050

326	Kansas City Southern Industries, (2)	23,371

210	Ryder System, Inc.	11,088
	Total Road & Rail	56,509
	Semiconductors & Equipment – 4.7%

250	Altera Corporation	9,955

356	Avago Technologies Limtied	13,873

424	Cypress Semiconductor Corporation, (2)	6,627

326	KLA-Tencor Corporation	17,741

1,529	Kulicke & Soffa Industries Inc., (2)	19,005

1,185	ON Semiconductor Corporation, (2)	10,677

1,123	Photronics Inc., (2)	7,468

573	Rudolph Technologies	6,366

1,641	Silicon Image, Inc., (2)	9,649

725	Skyworks Solutions Inc., (2)	20,046
	Total Semiconductors & Equipment	121,407

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Software – 4.3%

359	Advent Software Inc., (2)	$9,190

242	Ansys Inc., (2)	15,735

350	CommVault Systems, Inc., (2)	17,374

503	Fortinet Inc., (2)	13,908

306	Manhattan Associates Inc., (2)	14,544

830	Mentor Graphics Corporation, (2)	12,334

253	Micros Systems, Inc., (2)	13,988

1,174	TiVo, Inc., (2)	14,076
	Total Software	111,149
	Specialized REIT – 1.2%

986	Ashford Hospitality Trust Inc.	8,884

591	Chesapeake Lodging Trust	10,620

281	Rayonier Inc.	12,389
	Total Specialized REIT	31,893
	Specialty Retail – 5.4%

197	Advance Auto Parts, Inc.	17,448

444	Ann Inc., (2)	12,716

258	Body Central Corporation, (2)	7,487

724	Express Inc., (2)	18,086

561	Foot Locker, Inc.	17,419

358	Limited Brands, Inc.	17,184

292	PetSmart Inc.	16,708

497	Select Comfort Corporation, (2)	16,098

124	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	11,518

124	Vitamin Shoppe Inc., (2)	5,482
	Total Specialty Retail	140,146
	Thrifts & Mortgage Finance – 0.9%

1,444	Ocwen Financial Corporation, (2)	22,570
	Trading Companies & Distributors – 1.4%

599	CAI International Inc., (2)	10,890

502	SeaCube Container Leasing Limited	8,634

370	United Rentals Inc., (2)	15,869
	Total Trading Companies & Distributors	35,393
	Wireless Telecommunication Services – 0.3%

369	Telephone and Data Systems Inc.	8,542
	Total Investments (cost $2,210,597) – 97.1%	2,503,930
	Other Assets Less Liabilities – 2.9%	75,863
	Net Assets – 100%	$2,579,793

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund

March 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 95.7%

	Automobiles – 3.5%

453	Honda Motor Company Limited, ADR	$17,409

193	Honda Motor Company Limited, (2)	7,333

304	Toyota Motor Corporation, (2)	13,112
	Total Automobiles	37,854
	Beverages – 2.1%

1,760	Coca-Cola Amatil Limited, (2)	22,734
	Capital Markets – 0.6%

423	UBS AG	5,928
	Chemicals – 3.0%

773	Kuraray Company Limited, (2)	10,936

232	Nitto Denko Corporation, (2)	9,348

249	Potash Corporation of Saskatchewan	11,368
	Total Chemicals	31,652
	Commercial Banks – 13.6%

812	Banco Itau Holdings Financeira, S.A., Sponsred ADR	15,582

841	Banco Santander Central S.A., ADR	6,450

113	BNP Paribas S.A., (2)	5,361

2,062	DnB NOR ASA, (2)	26,512

729	Hang Seng Bank, (2)	9,716

1,460	HSBC Holdings PLC, (2)	12,956

961	Mitsubishi UFJ Financial Group, Inc., ADR, (2)	4,784

3,179	Mizuho Financial Group, (2)	5,185

139	Societe Generale, (2)	4,072

819	Standard Chartered PLC, (2)	20,436

373	Sumitomo Mitsui Financial Group, (2)	12,271

206	Toronto-Dominion Bank	17,500

64	Toronto-Dominion Bank	5,432
	Total Commercial Banks	146,257
	Commercial Services & Supplies – 0.8%

236	Aggreko PLC, (2)	8,493
	Construction & Engineering – 0.8%

238	Royal Boskalis Westminster NV, (2)	8,940
	Diversified Telecommunication Services – 0.5%

191	Telefonica Brasil S.A.	5,850
	Electrical Equipment – 4.0%

515	ABB Limited, ADR (2)	10,511

145	ABB Limited, (2)	2,975

312	Nidec Corporation, ADR	7,117

46	Nidec Corporation, (2)	4,190

525	Sensata Techologies Holdings, (2)	17,577
	Total Electrical Equipment	42,370
	Electronic Equipment & Instruments – 2.2%

594	Hoya Corporation, (2)	13,341

1,132	Nippon Electric Glass Company Limited	9,833
	Total Electronic Equipment & Instruments	23,174

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Energy Equipment & Services – 1.1%

96	Subsea 7 S.A.	$2,542

359	Subsea 7 S.A., (2), (3)	9,474
	Total Energy Equipment & Services	12,016
	Food & Staples Retailing – 2.7%

897	Jeronimo Martins SGPS	18,274

746	Koninklijke Ahold NV, Sponsored ADR, (3)	10,280
	Total Food & Staples Retailing	28,554
	Food Products – 4.3%

227	Nestle S.A., Sponsored ADR, (3)	14,301

103	Nestle S.A.	6,481

159	Unilever PLC, ADR	5,255

617	Unilever PLC	20,369
	Total Food Products	46,406
	Health Care Providers & Services – 1.7%

257	Fresenius SE, ADR	18,157
	Household Durables – 0.6%

646	Brookfield Residential Properties Inc., (2)	6,835
	Industrial Conglomerates – 2.5%

1,876	Fraser and Neave Limited, (2)	9,999

151	Rheinmetall AG, (2)	8,941

79	Siemens AG, Sponsored ADR, (2)	7,964
	Total Industrial Conglomerates	26,904
	Insurance – 5.9%

440	Hannover Rueckversicherung AG, (2)	26,137

329	Prudential Corporation PLC, (2)	3,934

373	Prudential Corporation PLC	8,963

480	SCOR SE, ADR, (2)	12,970

336	Willis Group Holdings PLC	11,753
	Total Insurance	63,757
	Internet Software & Services – 0.6%

228	Tencent Holdings Limited, (2)	6,365
	Machinery – 2.5%

175	Kone OYJ, (2)	9,749

527	Nabtesco Corporation	10,811

101	Vallourec S.A., (2)	6,398
	Total Machinery	26,958
	Media – 1.0%

152	WPP Group PLC	10,392
	Metals & Mining – 7.6%

166	BHP Billiton PLC, ADR	12,018

139	BHP Billiton PLC, ADR	4,983

977	Iluka Resources Limited	18,004

350	Rio Tinto Limited	23,711

418	Umicore	23,027
	Total Metals & Mining	81,743

42	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 1.7%

371	Next PLC, (2)	$17,702
	Office Electronics – 0.9%

208	Canon Inc.	9,913
	Oil, Gas & Consumable Fuels – 8.2%

563	BG PLC, (2)	13,040

469	BG PLC., Sponsored ADR, (2), (3)	10,862

383	Repsol YPF S.A., (2)	9,608

648	Royal Dutch Shell PLC, Class B Shares, (2)	22,797

184	StatoilHydro ASA, (2)	4,995

398	StatoilHydro ASA, Sponsored ADR	10,790

65	Total S.A., Sponsored ADR	3,323

245	Total S.A., (2)	12,495
	Total Oil, Gas & Consumable Fuels	87,910
	Pharmaceuticals – 6.6%

266	AstraZeneca PLC, Sponsored ADR	11,834

159	Novartis AG, Sponsored ADR	8,810

58	Novartis AG, Sponsored ADR, (2)	3,210

140	Novo Nordisk A/S, (2)	19,383

316	Sanofi-Aventis, Sponsored ADR	12,245

57	Sanofi-Synthelabo, S.A., (2)	4,427

237	Teva Pharmaceutical Industries Limited, Sponsored ADR	10,679
	Total Pharmaceuticals	70,588
	Real Estate Investment Trust – 1.2%

1,120	Westfield Group, (2)	10,244

1,120	Westfield Realty Trust, (2)	2,993
	Total Real Estate Investment Trust	13,237
	Real Estate Management & Development – 2.1%

619	Brookfield Properties Corporation	10,767

2,995	Hysan Development Company, (2)	11,917
	Total Real Estate Management & Development	22,684
	Semiconductors & Equipment – 2.1%

445	ASM Lithography Holding NV	22,312
	Textiles, Apparel & Luxury Goods – 4.6%

695	Burberry Group PLC, (2)	16,641

98	LVMH Moet Hennessy, (2)	16,841

4,534	Yue Yuen Industrial Holdings Limited, (2)	15,910
	Total Textiles, Apparel & Luxury Goods	49,392
	Tobacco – 1.6%

123	British American Tobacco PLC, (2)	6,198

113	British American Tobacco PLC	11,438
	Total Tobacco	17,636
	Trading Companies & Distributors – 1.9%

1,210	Mitsui & Company Limited	19,838
	Wireless Telecommunication Services – 3.2%

198	Millicom International Cellular S.A., (2)	22,446

4,264	Vodafone Group PLC, (2)	11,745
	Total Wireless Telecommunication Services	34,191
	Total Common Stocks (cost $888,464)	1,026,742

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund (continued)

March 31, 2012

Shares	Description (1)			Value

	INVESTMENT COMPANIES – 1.3%

1,081	I-Shares MSCI Japan Index Fund			$11,005

183	I-Shares MSCI Hong Kong Index Fund			3,191
	Total Investment Companies (cost $14,257)			14,196

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 13.2%

$142	Repurchase Agreement with State Street Bank, dated 3/30/12, repurchase price $141,897, collateralized by $130,000 U.S. Treasury Notes, 3.125%, due 5/15/21, Value $145,223	0.010%	4/02/12	$141,896
	Total Short-Term Investments (cost $141,896)			141,896
	Total Investments (cost $1,044,617) – 110.2%			1,182,834
	Other Assets Less Liabilities – (10.2)%			(109,636)
	Net Assets – 100%			$1,073,198

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund

March 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 1.1%

460	Honeywell International Inc.	$28,083
	Auto Components – 1.1%

521	Visteon Corporation, (2)	27,613
	Beverages – 3.5%

910	Coca-Cola Company	67,349

469	Dr. Pepper Snapple Group	18,858
	Total Beverages	86,207
	Biotechnology – 3.0%

367	Biogen Idec Inc., (2)	46,231

600	Gilead Sciences, Inc., (2)	29,310
	Total Biotechnology	75,541
	Chemicals – 1.5%

655	Dow Chemical Company	22,689

324	LyondellBasell Industries NV	14,143
	Total Chemicals	36,832
	Commercial Banks – 4.2%

2,467	First Niagara Financial Group Inc.	24,275

427	M&T Bank Corporation	37,098

1,263	Wells Fargo & Company	43,119
	Total Commercial Banks	104,492
	Commercial Services & Supplies – 1.1%

750	Waste Management, Inc.	26,220
	Communications Equipment – 3.4%

778	Motorola Solutions Inc.	39,546

641	QUALCOMM, Inc.	43,601
	Total Communications Equipment	83,147
	Computers & Peripherals – 4.9%

202	Apple, Inc., (2)	121,091
	Diversified Financial Services – 0.5%

334	Citigroup Inc., (2)	12,208
	Diversified Telecommunication Services – 1.7%

309	CenturyLink Inc.	11,943

792	Verizon Communications Inc.	30,278
	Total Diversified Telecommunication Services	42,221
	Electric Utilities – 3.1%

518	Northeast Utilities	19,228

1,257	Southern Company	56,477
	Total Electric Utilities	75,705
	Energy Equipment & Services – 2.7%

629	National-Oilwell Varco Inc.	49,987

239	Schlumberger Limited	16,713
	Total Energy Equipment & Services	66,700
	Food & Staples Retailing – 1.3%

359	Costco Wholesale Corporation	32,597

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Food Products – 2.9%

462	H.J. Heinz Company	$24,740

337	McCormick & Company, Incorporated	18,343

349	Mead Johnson Nutrition Company, Class A Shares	28,786
	Total Food Products	71,869
	Gas Utilities – 0.5%

149	ONEOK, Inc.	12,167
	Health Care Equipment & Supplies – 2.3%

291	Baxter International, Inc.	17,396

341	Becton, Dickinson and Company	26,479

225	Stryker Corporation	12,483
	Total Health Care Equipment & Supplies	56,358
	Health Care Providers & Services – 1.5%

299	McKesson HBOC Inc.	26,243

164	Medax Inc., (2)	12,197
	Total Health Care Providers & Services	38,440
	Hotels, Restaurants & Leisure – 2.4%

2,690	International Game Technology	45,165

268	Las Vegas Sands, (2)	15,429
	Total Hotels, Restaurants & Leisure	60,594
	Household Products – 2.6%

485	Kimberly-Clark Corporation	35,837

417	Procter & Gamble Company	28,027
	Total Household Products	63,864
	Industrial Conglomerates – 2.1%

2,622	General Electric Company	52,624
	Insurance – 3.9%

726	AFLAC Incorporated	33,389

206	Everest Reinsurance Group Ltd	19,059

367	Marsh & McLennan Companies, Inc.	12,034

137	PartnerRe Limited	9,301

436	Torchmark Corporation	21,735
	Total Insurance	95,518
	Internet Software & Services – 1.7%

50	Google Inc., Class A, (2)	32,062

746	Yahoo! Inc., (2)	11,354
	Total Internet Software & Services	43,416
	IT Services – 3.6%

426	International Business Machines Corporation (IBM)	88,885
	Machinery – 4.4%

421	Caterpillar Inc.	44,845

346	Cummins Inc.	41,534

980	Harsco Corporation	22,991
	Total Machinery	109,370
	Media – 1.5%

492	Comcast Corporation, Class A	14,765

459	Viacom Inc., Class B	21,784
	Total Media	36,549

46	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 3.2%

1,309	Southern Copper Corporation	$41,508

925	SunCoke Energy Inc., (2)	13,144

758	Titanium Metals Corporation	10,278

226	Walter Industries Inc.	13,381
	Total Metals & Mining	78,311
	Multiline Retail – 0.5%

221	Target Corporation	12,878
	Multi-Utilities – 2.0%

538	Consolidated Edison, Inc.	31,430

346	Dominion Resources, Inc.	17,719
	Total Multi-Utilities	49,149
	Oil, Gas & Consumable Fuels – 6.9%

457	ConocoPhillips	34,737

184	Continental Resources Inc., (2)	15,791

1,817	Marathon Oil Corporation	57,599

602	Marathon Petroleum Corporation	26,103

423	Sunoco, Inc.	16,137

611	Teekay Shipping Corporation	21,232
	Total Oil, Gas & Consumable Fuels	171,599
	Paper & Forest Products – 0.8%

591	International Paper Company	20,744
	Pharmaceuticals – 7.5%

315	Abbott Laboratories	19,306

1,010	Bristol-Myers Squibb Company	34,088

1,246	Johnson & Johnson	82,186

735	Watson Pharmaceuticals Inc., (2)	49,289
	Total Pharmaceuticals	184,869
	Real Estate Investment Trust – 3.3%

483	Digital Realty Trust Inc.	35,728

678	Equity One Inc.	13,709

221	Simon Property Group, Inc.	32,195
	Total Real Estate Investment Trust	81,632
	Road & Rail – 1.2%

253	Norfolk Southern Corporation	16,655

113	Union Pacific Corporation	12,145
	Total Road & Rail	28,800
	Semiconductors & Equipment – 2.2%

1,501	Intel Corporation	42,193

303	Microchip Technology Incorporated	11,272
	Total Semiconductors & Equipment	53,465
	Software – 2.3%

1,149	Microsoft Corporation	37,055

648	Oracle Corporation	18,896
	Total Software	55,951

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund (continued)

March 31, 2012

Shares	Description (1)	Value

	Specialty Retail – 2.7%

499	Foot Locker, Inc.	$15,494

524	Home Depot, Inc.	26,362

527	Limited Brands, Inc.	25,296
	Total Specialty Retail	67,152
	Tobacco – 4.6%

793	Altria Group, Inc.	24,480

536	Philip Morris International	47,495

996	Reynolds American Inc.	41,274
	Total Tobacco	113,249
	Total Investments (cost $1,900,747) – 99.7%	2,466,110
	Other Assets Less Liabilities – 0.3%	6,758
	Net Assets – 100%	$2,472,868

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

March 31, 2012

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $17,691,417, $1,325,879, $2,725,874, $2,210,597, $902,721 and $1,900,747, respectively)	$20,270,212	$1,538,123	$3,305,667	$2,503,930	$1,040,938	$2,466,110
Short-term investments (at cost, which approximates value)	1,522,599	—	163,013	—	141,896	—
Cash	—	16,475	—	58,263	—	24,292
Cash denominated in foreign currencies (cost $–, $–, $–, $–, $406 and $–, respectively)	—	—	—	—	407	—
Receivables:
Dividends	18,821	2,419	3,497	3,341	4,765	4,035
From Adviser	2,923	19,105	17,186	14,389	17,631	16,968
Investments sold	524,534	—	25,190	22,060	—	—
Reclaims	—	—	—	—	290	—
Shares sold	572,719	720	11,363	899	1,210	16,182
Other assets	13	3	11	3	2	4
Total assets	22,911,821	1,576,845	3,525,927	2,602,885	1,207,139	2,527,591
Liabilities
Payables:
Investments purchased	1,244,340	—	25,848	9,972	104,135	—
Shares redeemed	123,756	—	—	—	—	—
Accrued expenses:
12b-1 distribution and service fees	5,054	619	1,145	451	277	488
Other	42,446	22,201	25,731	12,669	29,529	54,235
Total liabilities	1,415,596	22,820	52,724	23,092	133,941	54,723
Net assets	$21,496,225	$1,554,025	$3,473,203	$2,579,793	$1,073,198	$2,472,868
Class A Shares
Net assets	$13,818,953	$472,941	$1,966,175	$475,431	$247,169	$855,160
Shares outstanding	549,826	22,971	76,943	21,543	16,121	39,258
Net asset value per share	$25.13	$20.59	$25.55	$22.07	$15.33	$21.78
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.66	$21.85	$27.11	$23.42	$16.27	$23.11
Class C Shares
Net assets	$3,899,665	$507,088	$743,881	$286,750	$238,817	$333,175
Shares outstanding	162,030	24,835	30,385	13,571	15,661	15,547
Net asset value and offering price per share	$24.07	$20.42	$24.48	$21.13	$15.25	$21.43
Class R3 Shares
Net assets	$663,160	$219,263	$264,892	$244,549	$52,996	$63,025
Shares outstanding	26,372	10,646	10,364	11,095	3,448	2,886
Net asset value and offering price per share	$25.15	$20.60	$25.56	$22.04	$15.37	$21.84
Class I Shares
Net assets	$3,114,447	$354,733	$498,255	$1,573,063	$534,216	$1,221,508
Shares outstanding	122,551	17,220	19,278	70,326	34,862	56,029
Net asset value and offering price per share	$25.41	$20.60	$25.85	$22.37	$15.32	$21.80
Net assets consist of:
Capital paid-in	$18,454,631	$1,455,166	$3,049,598	$2,379,629	$1,313,993	$1,962,607
Undistributed (Over-distribution of) net investment income	26,629	7,844	(694)	223	4,463	16,995
Accumulated net realized gain (loss)	436,170	(121,229)	(155,494)	(93,392)	(383,445)	(72,097)
Net unrealized appreciation (depreciation)	2,578,795	212,244	579,793	293,333	138,187	565,363
Net assets	$21,496,225	$1,554,025	$3,473,203	$2,579,793	$1,073,198	$2,472,868
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Operations (Unaudited)

Six Months Ended March 31, 2012

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividends and Interest Income (net of foreign tax withheld of $1,122, $18, $–, $–, $760 and $258, respectively)	$89,234	$18,671	$23,346	$11,386	$11,621	$32,526
Expenses
Management fees	32,334	4,719	11,350	6,309	3,724	7,946
12b-1 service fees – Class A	6,734	476	2,136	543	321	958
12b-1 distribution and service fees – Class C	8,827	2,355	3,700	1,314	1,397	1,838
12b-1 distribution and service fees – Class R3	282	504	603	560	123	145
Shareholders’ servicing agent fees and expenses	4,097	454	1,608	358	225	1,360
Custodian’s fees and expenses	4,744	6,294	6,244	3,537	7,601	9,397
Trustees’ fees and expenses	258	187	209	186	181	202
Professional fees	10,145	13,572	12,984	9,961	14,587	12,948
Shareholders’ reports – printing and mailing expenses	21,385	6,276	10,669	5,617	4,111	13,046
Federal and state registration fees	25,478	24,205	24,596	24,469	21,198	22,597
Other expenses	541	422	443	416	410	438
Total expenses before custodian fee credit and expense reimbursement	114,825	59,464	74,542	53,270	53,878	70,875
Custodian fee credit	(6)	(9)	(17)	(11)	(9)	(9)
Expense reimbursement	(52,214)	(49,310)	(50,485)	(42,096)	(46,726)	(56,453)
Net expenses	62,605	10,145	24,040	11,163	7,143	14,413
Net investment income (loss)	26,629	8,526	(694)	223	4,478	18,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	508,891	11,550	35,055	10,848	8,764	101,034
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,059,840	285,299	717,520	327,124	153,671	357,976
Net realized and unrealized gain (loss)	2,568,731	296,849	752,575	337,972	162,435	459,010
Net increase (decrease) in net assets from operations	$2,595,360	$305,375	$751,881	$338,195	$166,913	$477,123

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Symphony Large-Cap Growth		Symphony Large-Cap Value
	Six Months Ended 3/31/12	Year Ended 9/30/11	Six Months Ended 3/31/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$26,629	$(595)	$8,526	$7,950
Net realized gain (loss) from investments and foreign currency	508,891	1,771,603	11,550	101,964
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,059,840	(1,048,876)	285,299	(183,619)
Net increase (decrease) in net assets from operations	2,595,360	722,132	305,375	(73,705)
Distributions to Shareholders
From net investment income:
Class A	—	—	(2,390)	(2,842)
Class C	—	—	—	(98)
Class R3	—	—	(748)	(984)
Class I	(195)	—	(3,060)	(3,176)
From accumulated net realized gains:
Class A	(259,547)	—	—	—
Class C	(154,543)	—	—	—
Class R3	(7,057)	—	—	—
Class I	(263,637)	—	—	—
Decrease in net assets from distributions to shareholders	(684,979)	—	(6,198)	(7,100)
Fund Share Transactions
Proceeds from sale of shares	15,803,814	7,742,981	90,578	244,696
Net proceeds from shares issued to shareholders due to reinvestment of distributions	530,190	—	1,524	1,599
	16,334,004	7,742,981	92,102	246,295
Cost of shares redeemed	(2,701,004)	(11,080,238)	(45,968)	(67,509)
Net increase (decrease) in net assets from Fund share transactions	13,633,000	(3,337,257)	46,134	178,786
Net increase (decrease) in net assets	15,543,381	(2,615,125)	345,311	97,981
Net assets at the beginning of period	5,952,844	8,567,969	1,208,714	1,110,733
Net assets at the end of period	$21,496,225	$5,952,844	$1,554,025	$1,208,714
Undistributed (Over-distribution of) net investment income at the end of period	$26,629	$195	$7,844	$5,516

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets (Unaudited) (continued)

	Symphony Mid-Cap Core		Symphony Small-Mid Cap Core
	Six Months Ended 3/31/12	Year Ended 9/30/11	Six Months Ended 3/31/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$(694)	$(4,467)	$223	$(2,450)
Net realized gain (loss) from investments and foreign currency	35,055	(5,479)	10,848	127,989
Change in net unrealized appreciation (depreciation) of investments and foreign currency	717,520	(364,537)	327,124	(178,755)
Net increase (decrease) in net assets from operations	751,881	(374,483)	338,195	(53,216)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	—
Fund Share Transactions
Proceeds from sale of shares	529,310	2,515,358	1,183,144	406,492
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
	529,310	2,515,358	1,183,144	406,492
Cost of shares redeemed	(638,341)	(475,642)	(92,828)	(190,320)
Net increase (decrease) in net assets from Fund share transactions	(109,031)	2,039,716	1,090,316	216,172
Net increase (decrease) in net assets	642,850	1,665,233	1,428,511	162,956
Net assets at the beginning of period	2,830,353	1,165,120	1,151,282	988,326
Net assets at the end of period	$3,473,203	$2,830,353	$2,579,793	$1,151,282
Undistributed (Over-distribution of) net investment income at the end of period	$(694)	$—	$223	$—

See accompanying notes to financial statements.

52	Nuveen Investments

	Symphony International Equity		Symphony Optimized Alpha
	Six Months Ended 3/31/12	Year Ended 9/30/11	Six Months Ended 3/31/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$4,478	$13,300	$18,113	$26,550
Net realized gain (loss) from investments and foreign currency	8,764	40,159	101,034	304,552
Change in net unrealized appreciation (depreciation) of investments and foreign currency	153,671	(157,074)	357,976	(213,631)
Net increase (decrease) in net assets from operations	166,913	(103,615)	477,123	117,471
Distributions to Shareholders
From net investment income:
Class A	(3,164)	(4,708)	(6,821)	(2,764)
Class C	(1,962)	(1,681)	(704)	—
Class R3	(579)	(705)	(380)	(188)
Class I	(6,342)	(6,903)	(13,082)	(13,989)
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(12,047)	(13,997)	(20,987)	(16,941)
Fund Share Transactions
Proceeds from sale of shares	211,409	407,564	127,019	684,696
Net proceeds from shares issued to shareholders due to reinvestment of distributions	1,699	2,689	11,219	6,859
	213,108	410,253	138,238	691,555
Cost of shares redeemed	(258,008)	(145,077)	(336,435)	(1,009,124)
Net increase (decrease) in net assets from Fund share transactions	(44,900)	265,176	(198,197)	(317,569)
Net increase (decrease) in net assets	109,966	147,564	257,939	(217,039)
Net assets at the beginning of period	963,232	815,668	2,214,929	2,431,968
Net assets at the end of period	$1,073,198	$963,232	$2,472,868	$2,214,929
Undistributed (Over-distribution of) net investment income at the end of period	$4,463	$12,032	$16,995	$19,869

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/06)
Year Ended 9/30:
2012(i)	$21.34	$.07	$6.22	$6.29	$—	$(2.50)	$—	$(2.50)	$25.13	32.38%
2011	20.63	— **	.71	.71	—	—	—	—	21.34	3.44
2010	17.50	— **	3.14	3.14	(.01)	—	—	(.01)	20.63	17.96
2009(h)	16.43	.01	1.06	1.07	—	—	—	—	17.50	6.51
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43	(20.13)
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)
2007(f)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90
Class C (12/06)
Year Ended 9/30:
2012(i)	20.61	(.01)	5.97	5.96	—	(2.50)	—	(2.50)	24.07	31.90
2011	20.07	(.19)	.73	.54	—	—	—	—	20.61	2.69
2010	17.15	(.17)	3.09	2.92	—	—	—	—	20.07	17.03
2009(h)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15	6.46
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11	(20.72)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)
2007(f)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40
Class R3 (9/09)
Year Ended 9/30:
2012(i)	21.38	.04	6.23	6.27	—	(2.50)	—	(2.50)	25.15	32.22
2011	20.72	(.07)	.73	.66	—	—	—	—	21.38	3.19
2010	17.61	(.08)	3.19	3.11	—	—	—	—	20.72	17.66
2009(e)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61	(.45)
Class I (12/06)(g)
Year Ended 9/30:
2012(i)	21.53	.11	6.27	6.38	— **	(2.50)	—	(2.50)	25.41	32.53
2011	20.77	.04	.72	.76	—	—	—	—	21.53	3.66
2010	17.62	.02	3.18	3.20	(.05)	—	—	(.05)	20.77	18.19
2009(h)	16.53	.01	1.08	1.09	—	—	—	—	17.62	6.59
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53	(19.91)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)
2007(f)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05

54	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$13,819	2.23	%*	(.42 )%*	1.23	%*	.59	%*	55%
2,107	2.36		(1.15)	1.23		(.02)		151
1,063	2.69		(1.40)	1.29		—	***	70
236	3.41	*	(1.82)*	1.35	*	.25	*	10

215	1.94		(.52)	1.35		.06		109
257	3.14		(2.16)	1.33		(.35)		110
260	8.21	*	(7.39)*	1.34	*	(.51	)*	72

3,900	3.15	*	(1.26)*	1.98	*	(.09	)*	55
1,326	3.18		(2.01)	1.98		(.80)		151
367	3.43		(2.26)	2.06		(.89)		70
661	4.13	*	(2.53)*	2.09	*	(.50	)*	10

621	2.84		(1.49)	2.10		(.75)		109
254	3.89		(2.91)	2.09		(1.11)		110
258	8.97	*	(8.15)*	2.10	*	(1.27	)*	72

663	2.68	*	(.88 )*	1.48	*	.33	*	55
60	2.67		(1.50)	1.48		(.31)		151
59	3.05		(1.90)	1.56		(.41)		70
50	2.11	*	(2.11)*	1.59	*	(1.59	)*	10

3,114	2.18	*	(.23 )*	.98	*	.98	*	55
2,460	2.26		(1.11)	.98		.16		151
7,080	2.57		(1.42)	1.06		.09		70
5,831	3.12	*	(1.51)*	1.09	*	.51	*	10

5,709	1.68		(.27)	1.10		.31		109
3,011	2.40		(1.56)	1.09		(.25)		110
260	7.95	*	(7.13)*	1.08	*	(.26	)*	72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(f)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
(i)	For the six months ended March 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP VALUE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2012(h)	$16.55	$.14	$4.02	$4.16	$(.12)	$—	$(.12)	$20.59	25.20%
2011	17.43	.15	(.89)	(.74)	(.14)	—	(.14)	16.55	(4.38)
2010	16.55	.11	.93	1.04	(.16)	—	(.16)	17.43	6.32
2009(g)	15.22	.04	1.29	1.33	—	—	—	16.55	8.74
Year Ended 7/31:
2009	20.71	.20	(5.53)	(5.33)	(.14)	(.02)	(.16)	15.22	(25.76)
2008	22.58	.14	(.14)	—	(.07)	(1.80)	(1.87)	20.71	(.36)
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01
Class C (5/06)
Year Ended 9/30:
2012(h)	16.37	.07	3.98	4.05	—	—	—	20.42	24.74
2011	17.25	.01	(.89)	(.88)	—	—	—	16.37	(5.08)
2010	16.40	(.02)	.92	.90	(.05)	—	(.05)	17.25	5.50
2009(g)	15.10	.02	1.28	1.30	—	—	—	16.40	8.61
Year Ended 7/31:
2009	20.51	.09	(5.48)	(5.39)	—	(.02)	(.02)	15.10	(26.28)
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12
Class R3 (5/09)
Year Ended 9/30:
2012(h)	16.54	.11	4.02	4.13	(.07)	—	(.07)	20.60	25.09
2011	17.42	.11	(.90)	(.79)	(.09)	—	(.09)	16.54	(4.65)
2010	16.54	.07	.93	1.00	(.12)	—	(.12)	17.42	6.08
2009(g)	15.22	.03	1.29	1.32	—	—	—	16.54	8.67
Year Ended 7/31:
2009(e)	14.09	.02	1.11	1.13	—	—	—	15.22	8.02
Class I (5/06)(f)
Year Ended 9/30:
2012(h)	16.58	.16	4.03	4.19	(.17)	—	(.17)	20.60	25.35
2011	17.46	.20	(.90)	(.70)	(.18)	—	(.18)	16.58	(4.15)
2010	16.57	.15	.94	1.09	(.20)	—	(.20)	17.46	6.60
2009(g)	15.23	.04	1.30	1.34	—	—	—	16.57	8.80
Year Ended 7/31:
2009	20.75	.25	(5.57)	(5.32)	(.18)	(.02)	(.20)	15.23	(25.57)
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26

56	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$473	8.50	%*	(5.83)%*	1.23	%*	1.44	%*	48%
316	7.47		(5.45)	1.23		.79		115
278	11.54		(9.64)	1.27		.62		84
263	26.49	*	(23.77)*	1.30	*	1.42	*	17

242	12.09		(9.43)	1.30		1.36		130
259	3.33		1.49	1.28		.55		98
282	5.11		(3.18)	1.28		.64		133

507	8.99	*	(6.32)*	1.98	*	.70	*	48
414	7.94		(5.91)	1.98		.06		115
342	12.23		(10.33)	2.02		(.12)		84
325	27.38	*	(24.66)*	2.05	*	.68	*	17

295	13.40		(10.78)	2.05		.57		130
256	4.08		(2.24)	2.04		(.20)		98
281	5.86		(3.93)	2.04		(.11)		133

219	8.51	*	(5.83)*	1.48	*	1.20	*	48
176	7.82		(5.79)	1.48		.55		115
185	11.74		(9.84)	1.52		.38		84
176	26.73	*	(24.01)*	1.54	*	1.17	*	17

162	33.24	*	(31.09)*	1.55	*	.60	*	130

355	7.87	*	(5.19)*	.98	*	1.70	*	48
303	7.26		(5.22)	.98		1.05		115
306	11.16		(9.26)	1.02		.88		84
282	26.32	*	(23.60)*	1.04	*	1.68	*	17

253	9.70		(7.04)	1.05		1.61		130
516	3.08		1.24	1.04		.80		98
283	4.86		(2.93)	1.03		.89		133

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
(h)	For the six months ended March 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2012(h)	$19.95	$.01	$5.59	$5.60	$—	$—	$—	$25.55	28.07%
2011	20.54	.01	(.60)	(.59)	—	—	—	19.95	(2.87)
2010	17.29	— **	3.28	3.28	(.03)	—	(.03)	20.54	18.96
2009(g)	15.87	.01	1.41	1.42	—	—	—	17.29	8.95
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87	(23.85)
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90
Class C (5/06)
Year Ended 9/30:
2012(h)	19.18	(.07)	5.37	5.30	—	—	—	24.48	27.63
2011	19.90	(.17)	(.55)	(.72)	—	—	—	19.18	(3.62)
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90	18.10
2009(g)	15.49	(.01)	1.37	1.36	—	—	—	16.85	8.78
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49	(24.44)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03
Class R3 (5/09)
Year Ended 9/30:
2012(h)	19.98	(.02)	5.60	5.58	—	—	—	25.56	27.93
2011	20.62	(.07)	(.57)	(.64)	—	—	—	19.98	(3.10)
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62	18.71
2009(g)	15.95	.01	1.41	1.42	—	—	—	17.37	8.83
Year Ended 7/31:
2009(e)	14.73	(.02)	1.24	1.22	—	—	—	15.95	8.35
Class I (5/06)(f)
Year Ended 9/30:
2012(h)	20.15	.04	5.66	5.70	—	—	—	25.85	28.29
2011	20.70	.06	(.61)	(.55)	—	—	—	20.15	(2.66)
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70	19.30
2009(g)	15.98	.02	1.41	1.43	—	—	—	17.41	8.95
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98	(23.65)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15

58	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$1,966	4.63	%*	(3.14)%*	1.38	%*	.12%*	48%
1,591	4.57		(3.17)	1.38		.02	93
339	13.18		(11.79)	1.39		.01	82
233	12.75	*	(10.81)*	1.40	*	.54 *	17

214	9.20		(7.72)	1.40		.08	118
261	3.08		(2.14)	1.38		(.44)	99
280	4.06		(2.94)	1.38		(.27)	139

744	5.28	*	(3.79)*	2.13	*	(.64 )*	48
674	5.46		(4.08)	2.13		(.75)	93
314	13.95		(12.55)	2.14		(.74)	82
211	13.49	*	(11.56)*	2.14	*	(.21 )*	17

194	9.73		(8.24)	2.15		(.66)	118
256	3.83		(2.89)	2.14		(1.20)	99
278	4.81		(3.69)	2.14		(1.02)	139

265	4.85	*	(3.36)*	1.63	*	(.14 )*	48
207	5.38		(4.04)	1.63		(.28)	93
210	13.64		(12.26)	1.64		(.25)	82
177	13.00	*	(11.06)*	1.64	*	.29 *	17

162	23.32	*	(22.36)*	1.65	*	(.69 )*	118

498	4.38	*	(2.88)*	1.13	*	.37 *	48
358	4.86		(3.49)	1.13		.23	93
302	13.20		(11.82)	1.14		.25	82
262	12.56	*	(10.63)*	1.14	*	.79 *	17

233	7.20		(5.66)	1.15		.40	118
518	2.83		(1.89)	1.14		(.19)	99
281	3.80		(2.69)	1.13		(.02)	139

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
(h)	For the six months ended March 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY SMALL-MID CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2012(h)	$17.27	$—	$4.80	$4.80	$—	$—	$—	$22.07	27.79%
2011	17.72	(.01)	(.44)	(.45)	—	—	—	17.27	(2.54)
2010	15.41	(.05)	2.36	2.31	—	—	—	17.72	14.99
2009(g)	14.34	— **	1.07	1.07	—	—	—	15.41	7.46
Year Ended 7/31:
2009	19.76	(.04)	(5.29)	(5.33)	—	(.09)	(.09)	14.34	(26.89)
2008	21.95	(.15)	(.82)	(.97)	—	(1.22)	(1.22)	19.76	(4.39)
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45
Class C (5/06)
Year Ended 9/30:
2012(h)	16.59	(.07)	4.61	4.54	—	—	—	21.13	27.29
2011	17.16	(.16)	(.41)	(.57)	—	—	—	16.59	(3.26)
2010	15.03	(.17)	2.30	2.13	—	—	—	17.16	14.17
2009(g)	14.01	(.02)	1.04	1.02	—	—	—	15.03	7.28
Year Ended 7/31:
2009	19.45	(.14)	(5.21)	(5.35)	—	(.09)	(.09)	14.01	(27.43)
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62
Class R3 (5/09)
Year Ended 9/30:
2012(h)	17.27	(.03)	4.80	4.77	—	—	—	22.04	27.62
2011	17.77	(.07)	(.43)	(.50)	—	—	—	17.27	(2.81)
2010	15.49	(.09)	2.37	2.28	—	—	—	17.77	14.72
2009(g)	14.42	(.01)	1.08	1.07	—	—	—	15.49	7.42
Year Ended 7/31:
2009(e)	13.52	(.03)	.93	.90	—	—	—	14.42	6.66
Class I (5/06)(f)
Year Ended 9/30:
2012(h)	17.48	.04	4.85	4.89	—	—	—	22.37	27.97
2011	17.90	.03	(.45)	(.42)	—	—	—	17.48	(2.35)
2010	15.52	(.01)	2.39	2.38	—	—	—	17.90	15.34
2009(g)	14.44	.01	1.07	1.08	—	—	—	15.52	7.48
Year Ended 7/31:
2009	19.85	— **	(5.32)	(5.32)	—	(.09)	(.09)	14.44	(26.68)
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$475	6.31	%*	(5.00)%*	1.33	%*	(.01 )%*	45%
370	7.23		(5.98)	1.33		(.07)	94
247	15.15		(14.01)	1.45		(.31)	78
219	13.27	*	(11.74)*	1.49	*	.03 *	15

204	10.65		(9.49)	1.50		(.34)	83
247	3.31		(2.67)	1.49		(.85)	155
274	4.27		(3.09)	1.48		(.31)	132

287	7.07	*	(5.75)*	2.08	*	(.76 )*	45
225	8.30		(7.05)	2.08		(.83)	94
215	15.77		(14.63)	2.20		(1.06)	78
188	14.02	*	(12.50)*	2.24	*	(.72 )*	15

175	10.97		(9.82)	2.25		(1.09)	83
243	4.06		(3.42)	2.24		(1.60)	155
272	5.03		(3.85)	2.24		(1.06)	132

245	6.57	*	(5.25)*	1.58	*	(.26 )*	45
192	7.99		(6.75)	1.58		(.34)	94
197	15.27		(14.13)	1.70		(.56)	78
172	13.52	*	(12.00)*	1.75	*	(.22 )*	15

160	25.49	*	(24.53)*	1.75	*	(.79 )*	83

1,573	6.48	*	(4.97)*	1.08	*	.43 *	45
365	7.55		(6.33)	1.08		.15	94
330	14.71		(13.58)	1.20		(.06)	78
213	13.03	*	(11.50)*	1.25	*	.28 *	15

198	8.22		(7.04)	1.25		(.07)	83
492	3.06		(2.42)	1.24		(.60)	155
275	4.02		(2.84)	1.23		(.05)	132

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the two months ended September 30, 2009.
(h)	For the six months ended March 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/08)
Year Ended 9/30:
2012(i)	$12.97	$.07	$2.50	$2.57	$(.21)	$—	$(.21)	$15.33	19.88%
2011	14.44	.22	(1.45)	(1.23)	(.24)	—	(.24)	12.97	(8.70)
2010	13.98	.19	.53	.72	(.26)	—	(.26)	14.44	5.20
2009(f)	12.81	.01	1.16	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81	(26.76)
2008(e)	20.00	— **	(2.48)	(2.48)	—	—	—	17.52	(12.40)
Class C (5/08)
Year Ended 9/30:
2012(i)	12.84	.01	2.49	2.50	(.09)	—	(.09)	15.25	19.47
2011	14.31	.11	(1.45)	(1.34)	(.13)	—	(.13)	12.84	(9.41)
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31	4.43
2009(f)	12.73	(.01)	1.15	1.14	—	—	—	13.87	8.96
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73	(27.22)
2008(e)	20.00	(.03)	(2.48)	(2.51)	—	—	—	17.49	(12.55)
Class R3 (10/10)
Year Ended 9/30:
2012(i)	12.98	.06	2.50	2.56	(.17)	—	(.17)	15.37	19.77
2011(h)	14.50	.18	(1.50)	(1.32)	(.20)	—	(.20)	12.98	(9.22)
Class I (5/08)(g)
Year Ended 9/30:
2012(i)	12.98	.11	2.47	2.58	(.24)	—	(.24)	15.32	20.04
2011	14.45	.26	(1.46)	(1.20)	(.27)	—	(.27)	12.98	(8.49)
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45	5.50
2009(f)	12.81	.02	1.15	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81	(26.52)
2008(e)	20.00	.01	(2.49)	(2.48)	—	—	—	17.52	(12.40)

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$247	10.76	%*	(8.40	)%*	1.36	%*	1.01	%*	15%
270	10.20		(7.43)		1.36		1.41		34
231	12.44		(9.70)		1.37		1.38		100
175	11.44	*	(9.62	)*	1.37	*	.45	*	2

160	8.42		(4.87)		1.38		2.17		117
219	11.09	*	(9.84	)*	1.37	*	(.11	)*	6

239	11.20	*	(8.97	)*	2.11	*	.12	*	15
314	10.94		(8.08)		2.11		.75		34
179	13.21		(10.36)		2.12		.73		100
173	12.20	*	(10.37	)*	2.13	*	(.30	)*	2

159	13.74		(10.36)		2.13		1.25		117
219	11.84	*	(10.59	)*	2.13	*	(.87	)*	6

53	11.33	*	(8.85	)*	1.61	*	.89	*	15
45	10.54	*	(7.76	)*	1.61	*	1.17	*	34

534	11.53	*	(8.94	)*	1.11	*	1.49	*	15
335	10.00		(7.23)		1.11		1.66		34
405	12.10		(9.16)		1.12		1.82		100
520	11.19	*	(9.36	)*	1.12	*	.70	*	2

476	13.45		(9.93)		1.13		2.39		117
438	10.84	*	(9.59	)*	1.11	*	.14	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(f)	For the two months ended September 30, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(i)	For the six months ended March 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY OPTIMIZED ALPHA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/07)
Year Ended 9/30:
2012(i)	$17.94	$.15	$3.87	$4.02	$(.18)	$—	$(.18)	$21.78	22.52%
2011	17.40	.20	.45	.65	(.11)	—	(.11)	17.94	3.69
2010	15.33	.05	2.05	2.10	(.03)	—	(.03)	17.40	13.69
2009(h)	14.61	.01	.71	.72	—	—	—	15.33	4.93
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61	(19.73)
2008(f)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27	(8.65)
Class C (9/07)
Year Ended 9/30:
2012(i)	17.58	.08	3.80	3.88	(.03)	—	(.03)	21.43	22.11
2011	17.08	.05	.45	.50	—	—	—	17.58	2.93
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08	12.81
2009(h)	14.45	(.01)	.70	.69	—	—	—	15.14	4.78
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45	(20.35)
2008(f)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)
Class R3 (10/10)
Year Ended 9/30:
2012(i)	17.97	.13	3.87	4.00	(.13)	—	(.13)	21.84	22.35
2011(e)	17.33	.14	.57	.71	(.07)	—	(.07)	17.97	4.04
Class I (9/07)(g)
Year Ended 9/30:
2012(i)	17.97	.18	3.88	4.06	(.23)	—	(.23)	21.80	22.73
2011	17.43	.23	.46	.69	(.15)	—	(.15)	17.97	3.91
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43	13.97
2009(h)	14.63	.02	.70	.72	—	—	—	15.35	4.92
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63	(19.49)
2008(f)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$855	6.07	%*	(3.30	)%*	1.23	%*	1.54	%*	34%
702	5.79		(3.55)		1.23		1.02		80
376	5.10		(3.42)		1.39		.30		59
310	6.48	*	(4.65	)*	1.44	*	.39	*	7

277	7.32		(5.22)		1.45		.65		89
278	4.47	*	(3.02	)*	1.43	*	.02	*	88

333	6.65	*	(3.89	)*	1.98	*	.79	*	34
363	6.72		(4.50)		1.98		.25		80
221	5.80		(4.16)		2.14		(.51)		59
296	7.18	*	(5.38	)*	2.20	*	(.39	)*	7

282	8.30		(6.19)		2.20		(.08)		89
227	5.17	*	(3.72	)*	2.19	*	(.74	)*	88

63	6.32	*	(3.55	)*	1.48	*	1.30	*	34
52	6.18	*	(3.96	)*	1.48	*	.74	*	80

1,222	5.78	*	(3.02	)*	.98	*	1.79	*	34
1,099	5.56		(3.39)		.98		1.19		80
1,835	4.77		(3.11)		1.14		.51		59
2,177	6.18	*	(4.38	)*	1.19	*	.61	*	7

2,077	7.14		(5.10)		1.20		.84		89
1,763	4.52	*	(3.03	)*	1.19	*	.30	*	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(f)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
(i)	For the six months ended March 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”) and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Symphony Large-Cap Value’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Symphony Small-Mid Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Index.

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Optimized Alpha’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to,

66	Nuveen Investments

restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency“ on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency“ on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2012.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

68	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of March 31, 2012:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$20,270,212	$—	$—	$20,270,212
Short-Term Investments:
Repurchase Agreements	—	1,522,599	—	1,522,599
Total	$20,270,212	$1,522,599	$—	$21,792,811

Symphony Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$1,538,123	$—	$—	$1,538,123

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$3,305,667	$—	$—	$3,305,667
Short-Term Investments:
Repurchase Agreements	—	163,013	—	163,013
Total	$3,305,667	$163,013	$—	$3,468,680

Symphony Small-Mid Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$2,503,930	$—	$—	$2,503,930

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$981,825	$44,917	$—	$1,026,742
Investment Companies	14,196	—	—	14,196
Short-Term Investments:
Repurchase Agreements	—	141,896	—	141,896
Total	$996,021	$186,813	$—	$1,182,834

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$2,466,110	$—	$—	$2,466,110
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The table below presents the significant transfers in and out of the three valuation levels for Symphony International Equity as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to equity securities for which the value at the beginning of the period reflected the close prices, however, at period end the prices were adjusted for the underlying-to-ADR conversion ratio and foreign exchange rate or to take into account material events that took place after the close of the local non-U.S. market but before the close of the NYSE.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity	$676,758	$—	$—	$(676,758)	$—	$—

During the six months ended March 31, 2012, the other Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended March 31, 2012.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Large-Cap Growth
	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	468,581	$10,949,505	93,678	$2,254,508
Class C	102,210	2,388,550	95,387	2,209,428
Class R3	23,546	589,281	—	—
Class I	80,121	1,876,478	136,878	3,279,045
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,856	258,536	—	—
Class C	7,991	154,230	—	—
Class R3	—	—	—	—
Class I	5,775	117,424	—	—
	701,080	16,334,004	325,943	7,742,981
Shares redeemed:
Class A	(30,311)	(699,103)	(46,477)	(1,056,480)
Class C	(12,503)	(288,415)	(49,329)	(1,143,286)
Class R3	—	—	—	—
Class I	(77,581)	(1,713,486)	(363,466)	(8,880,472)
	(120,395)	(2,701,004)	(459,272)	(11,080,238)
Net increase (decrease)	580,685	$13,633,000	(133,329)	$(3,337,257)

	Symphony Large-Cap Value
	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,835	$74,878	5,105	$98,574
Class C	14	250	6,640	126,230
Class R3	—	—	—	—
Class I	778	15,450	1,033	19,892
Shares issued to shareholders due to reinvestment of distributions:
Class A	44	827	51	988
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	37	697	32	611
	4,708	92,102	12,861	246,295
Shares redeemed:
Class A	—	—	(2,007)	(39,098)
Class C	(441)	(8,403)	(1,192)	(22,579)
Class R3	—	—	—	—
Class I	(1,861)	(37,565)	(305)	(5,832)
	(2,302)	(45,968)	(3,504)	(67,509)
Net increase (decrease)	2,406	$46,134	9,357	$178,786

70	Nuveen Investments

	Symphony Mid-Cap Core
	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,509	$408,338	78,938	$1,860,314
Class C	2,904	62,180	23,861	556,397
Class R3	—	—	181	4,369
Class I	2,470	58,792	4,101	94,278
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	21,883	529,310	107,081	2,515,358
Shares redeemed:
Class A	(19,300)	(445,167)	(15,689)	(350,703)
Class C	(7,668)	(170,127)	(4,500)	(102,609)
Class R3	—	—	—	—
Class I	(969)	(23,047)	(926)	(22,330)
	(27,937)	(638,341)	(21,115)	(475,642)
Net increase (decrease)	(6,054)	$(109,031)	85,966	$2,039,716

	Symphony Small-Mid Cap Core
	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	659	$13,458	9,209	$186,090
Class C	—	—	1,071	22,415
Class R3	—	—	—	—
Class I	53,258	1,169,686	9,743	197,987
	53,917	1,183,144	20,023	406,492
Shares redeemed:
Class A	(517)	(10,489)	(1,740)	(34,971)
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(3,806)	(82,339)	(7,293)	(155,349)
	(4,323)	(92,828)	(9,033)	(190,320)
Net increase (decrease)	49,594	$1,090,316	10,990	$216,172

	Symphony International Equity
	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	667	$9,145	9,996	$156,323
Class C	3,729	50,976	11,937	165,174
Class R3	—	—	3,448	50,000
Class I	9,939	151,288	2,307	36,067
Shares issued to shareholders due to reinvestment of distributions:
Class A	44	598	112	1,709
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	81	1,101	64	980
	14,460	213,108	27,864	410,253
Shares redeemed:
Class A	(5,406)	(72,337)	(5,313)	(76,030)
Class C	(12,505)	(172,035)	—	—
Class R3	—	—	—	—
Class I	(938)	(13,636)	(4,650)	(69,047)
	(18,849)	(258,008)	(9,963)	(145,077)
Net increase (decrease)	(4,389)	$(44,900)	17,901	$265,176

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

	Symphony Optimized Alpha
	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,133	$64,301	21,530	$421,066
Class C	678	13,043	7,707	147,920
Class R3	—	—	2,886	50,000
Class I	2,473	49,675	3,384	65,710
Shares issued to shareholders due to reinvestment of distributions:
Class A	164	3,222	44	841
Class C	4	86	—	—
Class R3	—	—	—	—
Class I	402	7,911	314	6,018
	6,854	138,238	35,865	691,555
Shares redeemed:
Class A	(3,160)	(62,147)	(4,069)	(80,063)
Class C	(5,773)	(115,286)	(1)	(19)
Class R3	—	—	—	—
Class I	(7,965)	(159,002)	(47,860)	(929,042)
	(16,898)	(336,435)	(51,930)	(1,009,124)
Net increase (decrease)	(10,044)	$(198,197)	(16,065)	$(317,569)

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) for the six months ended March 31, 2012, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$17,566,959	$699,516	$1,489,740	$1,766,660	$148,111	$799,069
Sales	5,391,713	671,203	1,732,099	730,548	208,230	1,006,508

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$19,263,696	$1,326,782	$2,900,875	$2,210,707	$1,050,462	$1,918,265
Gross unrealized:
Appreciation	$2,669,826	$228,280	$618,458	$329,911	$173,684	$570,694
Depreciation	(140,711)	(16,939)	(50,653)	(36,688)	(41,312)	(22,849)
Net unrealized appreciation (depreciation)	$2,529,115	$211,341	$567,805	$293,223	$132,372	$547,845

Permanent differences, primarily due to net operating losses and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at September 30, 2011, the Funds’ last tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Capital paid-in	$(790)	$—	$(4,465)	$(2,450)	$—	$—
Undistributed (Over-distribution of) net investment income	790	—	4,467	2,450	(171)	—
Accumulated net realized gain (loss)	—	—	(2)	—	171	—

72	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2011, the Funds’ last tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$195	$5,516	$—	$—	$12,033	$19,869
Undistributed net long-term capital gains	661,744	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$—	$7,100	$—	$—	$13,997	$16,941
Distributions from net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2011, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony Large-Cap Value	Symphony Mid-Cap Core*	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Expiration:
September 30, 2017	$131,875	$165,681	$104,130	$386,364	$155,610
*	A portion of Symphony Mid-Cap Core’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended September 30, 2011, the Funds utilized capital loss carryforwards as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Utilized capital loss carryforwards	$1,087,413	$90,492	$17,540	$126,737	$39,001	$278,576

Symphony Mid-Cap Core elected to defer net losses incurred from November 1, 2010 through September 30, 2011, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax rules. These losses of $12,879 are treated as having arisen on the first day of the current fiscal year.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.5000%	.5000%	.5500%	.6000%	.6000%	.5000%
For the next $125 million	.4875	.4875	.5375	.5875	.5875	.4875
For the next $250 million	.4750	.4750	.5250	.5750	.5750	.4750
For the next $500 million	.4625	.4625	.5125	.5625	.5625	.4625
For the next $1 billion	.4500	.4500	.5000	.5500	.5500	.4500
For net assets over $2 billion	.4250	.4250	.4750	.5250	.5250	.4250

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2012, the complex-level fee rate for these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/ Temporary Expense Cap	Current/ Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.00%	January 31, 2013	1.35%
Symphony Large-Cap Value	1.00	January 31, 2013	1.30
Symphony Mid-Cap Core	1.15	January 31, 2013	1.40
Symphony Small-Mid Cap Core	1.10	January 31, 2013	1.50
Symphony International Equity	1.13	January 31, 2013	1.38
Symphony Optimized Alpha	1.00	January 31, 2013	1.45

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended March 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Sales charges collected	$27,554	$—	$4,195	$288	$—	$—
Paid to financial intermediaries	24,250	—	3,683	255	—	—

74	Nuveen Investments

During the six months ended March 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Commission advances	$16,229	$—	$622	$—	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
12b-1 fees retained	$4,474	$1,225	$2,824	$1,276	$1,305	$1,257

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2012, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
CDSC retained	$196	$34	$—	$—	$7	$—

At March 31, 2012, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	—	12,500	12,500	12,500	12,500	12,500
Class C	—	12,500	12,500	12,500	12,500	12,500
Class R3	2,826	10,646	10,183	11,095	3,448	2,885
Class I	—	12,500	14,588	12,500	21,552	22,043

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	75

Notes

76	Nuveen Investments

Notes

Nuveen Investments	77

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper International Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Growth Funds classification. The Lipper International Large-Cap Growth Funds Classification Average contained 228, 226 and 193 funds for the 6-month, 1-year and since inception periods, respectively, ended March 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. The Lipper Large-Cap Core Funds Classification Average contained 1075, 1045 and 840 funds for the 6-month, 1-year and since inception periods, respectively, ended March 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds classification. The Lipper Mid-Cap Core Funds Classification Average contained 323, 309, 231 and 214 funds for the 6-month, 1-year, 5-year and since inception periods, respectively, ended March 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds classification. The Lipper Multi-Cap Core Funds Classification Average contained 745, 715, 540 and 490 funds for the 6-month, 1-year, 5-year and since inception periods, respectively, ended March 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds classification. The Multi-Cap Growth Funds Classification Average contained 532, 505, 366 and 338 funds for the 6-month, 1-year, 5-year and since inception periods, respectively, ended March 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Russell 2500® Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000 Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

78	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	79

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SYMPH-0312P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 7, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 7, 2012